UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21211

Nuveen New York AMT-Free Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report September 30, 2013

NNY
Nuveen New York Municipal Value Fund, Inc.

NYV
Nuveen New York Municipal Value Fund 2

NNP
Nuveen New York Performance Plus Municipal Fund, Inc.

NAN
Nuveen New York Dividend Advantage Municipal Fund

NXK
Nuveen New York Dividend Advantage Municipal Fund 2

NRK
Nuveen New York AMT-Free Municipal Income Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	11

Common Share Information	13

Risk Considerations	15

Performance Overview and Holding Summaries	16

Shareholder Meeting Report	22

Report of Independent Registered Public Accounting Firm	24

Portfolios of Investments	25

Statement of Assets and Liabilities	70

Statement of Operations	72

Statement of Changes in Net Assets	73

Statement of Cash Flows	75

Financial Highlights	78

Notes to Financial Statements	86

Board Members and Officers	101

Annual Investment Management Agreement Approval Process	106

Reinvest Automatically, Easily and Conveniently	115

Glossary of Terms Used in this Report	116

Additional Fund Information	119

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Nuveen Fund Board
November 22, 2013

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
Nuveen New York Dividend Advantage Municipal Fund (NAN)
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)
Nuveen New York AMT-Free Municipal Income Fund (NRK)

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio manager Scott R. Romans, PhD, reviews economic and municipal market conditions at both the national and state levels, key investment strategies and the twelve-month performance of the Nuveen New York Funds. Scott assumed portfolio management responsibility for these six Funds in 2011.

FUND REORGANIZATIONS

Effective before the opening of business on March 11, 2013, certain New York Funds (the Acquired Funds) were reorganized into one, larger New York Fund included in this report (the Acquiring Fund) as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
Nuveen New York Quality Income Municipal Fund, Inc.	NUN	Nuveen New York AMT-Free Municipal Income Fund	NRK
Nuveen New York Premium Income Municipal Fund, Inc.	NNF
Nuveen New York Investment Quality Municipal Fund, Inc.	NQN
Nuveen New York Select Quality Municipal Fund, Inc.	NVN
Nuveen New York Dividend Advantage Municipal Income Fund	NKO

On August 6, 2013, the Funds’ Board of Directors/Trustees approved a series of reorganizations for certain New York Funds included in this report. The reorganizations are intended to create one, larger-state New York Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

The approved reorganizations are as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
Nuveen New York Performance Plus Municipal Fund, Inc.	NNP	Nuveen New York Dividend Advantage Municipal Fund	NAN
Nuveen New York Dividend Advantage Municipal Fund 2	NXK
The reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings in early 2014.

Upon the closing of a reorganization, the Acquired Fund transfers its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. The Acquired Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Acquired Fund become shareholders of the Acquiring Fund. Holders of common shares receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which equal the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders are entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Fund receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Acquired Fund held immediately prior to the reorganizations.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended September 30, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013, the Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting (subsequent to the end of this reporting period), the Central Bank reiterated this decision and said that it expected its “highly accommodative stance of monetary policy” to remain for “a considerable time” after the purchase program ends and the economic recovery strengthens.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, compared with a 2.5% rate for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.2% year-over-year as of September 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to improve slowly, with unemployment remaining above the Fed’s target of 6.5%. As of September 2013, the national unemployment rate was 7.2%, the lowest level since November 2008, down from 7.8% in September 2012. The housing market, long a major weak spot in the economic recovery, delivered good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.8% for the twelve months ended August 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006. This brought the average U.S. home price back to mid-2004 levels, although prices continued to be down approximately 20% from their mid-2006 peak.

6	Nuveen Investments

Early in the reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks, including tax exemptions on municipal bond interest. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013 (through September 30), the federal budget for fiscal 2014 remained under debate. (On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014.) In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and the potential impact on the economy and financial markets, which led to increased market volatility. This was compounded by headline credit stories involving the city of Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history, and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing resulted in downgrades on the commonwealth’s bonds.

While municipal bond prices generally rallied during the first part of this reporting period, as strong demand and tight supply created favorable municipal market conditions, we saw the environment shift during the final months of the reporting period. The Treasury market traded off, the municipal market followed suit and spreads widened as investor concern grew. This unsettled environment prompted increased selling by bondholders across the fixed income markets. For the reporting period as a whole, municipal bond prices generally declined, while interest rates rose. At the same time, fundamentals on municipal bonds remained strong. At the state level, state governments made good progress in dealing with budget issues. On the revenue side, state tax collections have increased for 15 consecutive quarters, while on the expense side, the states made headway in cutting and controlling costs. The current level of municipal issuance reflects the present political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. Over the twelve months ended September 30, 2013, municipal bond issuance nationwide totaled $344.0 billion, a decrease of 9.5% from the issuance for the twelve-month period ended September 30, 2012.

How were the economic and market environments in New York during during this reporting period ended September 30, 2013?

During this reporting period, New York’s economy continued to make progress toward recovery, despite a recent slowdown due to manufacturing cuts and a slower pace of rebuilding in the aftermath of Hurricane Sandy, the largest Atlantic hurricane on record. As of August 2013 (most recent data available at the time this report was prepared), unemployment in New York was 7.6%, down from 8.6% in August 2012. The jobless rate was slightly higher in the New York City metropolitan area at 7.9% and downstate New York at 7.8% as of August 2013, but lower in upstate New York at 7.1%. The jobs lost in the manufacturing sector, especially among defense contractors, helped to keep the state’s jobless rate higher than the nation’s as a whole. The strongest employment gains statewide during this reporting period were posted by professional and business services, leisure and hospitality, construction, education and health services, which together represented almost half of the jobs in the state. The pickup in the construction sector was due largely to cleanup and rebuilding efforts related to Hurricane Sandy, which hit the East Coast in late October 2012, causing major flooding in New York City and Long Island and a total of $68.0 billion in damages in addition to $13.0 billion in lost output in the New York City area during the fourth quarter of 2012. The majority of

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

these damage costs are being covered by $50.5 billion in federal aid as well as payments from private insurers. In the state’s housing market, the inventory of foreclosed homes continued to mount, running counter to the national trend of falling fore closure inventories. For the twelve months ended August 2013 (most recent data available at the time this report was prepared), the average home price in New York City rose 3.6%, the smallest gain among the cities in the S&P/Case-Shiller home price index. This compared with an increase of 12.8% nationally. While the state’s highly skilled workforce is expected to result in wage and output growth that exceeds the national average, the outlook for the New York economy also has been tempered by above average labor costs, slow population growth and a heavy debt burden. According to Moody’s, New York’s debt per capita in 2012 was almost three times the national median.

On the fiscal front, New York’s budget picture has improved considerably over the past few years, with more tightly controlled expenditures and increased revenues produced by tax hikes. The state’s $132.6 billion budget for fiscal 2013 held spending at fiscal 2012 levels, closing a $3.5 billion shortfall through $2.0 billion in spending cuts and $1.5 billion in revenues from tax changes. The $135.1 billion budget for fiscal 2014 increased spending by about 2%, but contained no new taxes and continued the state’s movement toward structural budget balance. The state’s pensions traditionally have been well funded, though funding levels declined during the recent stock market downturn. As of March 31, 2012 (most recent data available at the time this report was prepared) the state’s combined pension funding ratio stood at 87.3%. As of September 30, 2013, Moody’s and S&P rated New York general obligation debt at Aa2 and AA, respectively. Both Moody’s and S&P maintained positive outlooks for New York, citing its progress towards structural balance. For the twelve months ended September 30, 2013, municipal issuance in New York totaled $34.8 billion, down 35% from the previous twelve months. This ranked New York third among state issuers for the period, behind California and Texas.

What key strategies were used to manage these New York Funds during the twelve-month reporting period ended September 30, 2013?

As the municipal market environment shifted during this reporting period, from one characterized by heavy bond calls, tight supply and lower yields to one marked by increased market volatility and rising rates, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term. During this reporting period, we primarily focused on three strategies intended to enhance the positioning of the New York Funds and potentially increase income distribution. The first of these strategies involved purchasing bonds that we believed had the best prospects for being advance refunded, that is, bonds with higher coupons or slightly shorter calls. Carrying out this strategy did not involve selling bonds from our portfolios; instead we were reinvesting the proceeds from bonds being called. The addition of these bonds enhanced the credit quality of our portfolios, provided higher levels of liquidity and reduced interest rate sensitivity.

Once interest rates started to rise, our focus shifted to bond swaps. Virtually all of the bonds we added to our portfolios in 2012 and early 2013 were purchased at significant premiums. Because tax laws require that these premiums be amortized, this reduces the amount of income available for distribution from the coupon. By executing a bond swap in a rising interest rate environment, the expense of amortization is basically converted into a capital loss, so that more of the income from the coupon can be distributed to shareholders. Most of the bonds we swapped offered similar risk characteristics and often involved the same credit, but with different maturity dates. An additional benefit of this strategy was the generation of tax loss carryforwards that can be used to offset future capital gains.

The third strategy involved an approach known as “couponing up.” Couponing up is the process of working to improve the book yields on the Funds’ holdings, which enables us to maintain and potentially improve the dividend stream. During this reporting period, we sold some holdings with 5% coupons in the 20-year maturity range at

8	Nuveen Investments

attractive prices into strong retail demand. We then used the proceeds from these sales to purchase more recent issuance from 2010-2011 with higher coupons (e.g., 5.75% to 6.50%). These bonds ultimately provide a more defensive structure and potentially allow us to increase income distributions. Strong retail bids for bonds from general issuers such as Metropolitan Transportation Authority helped us carry out this strategy across the New York Funds.

More generally during this reporting period, our purchase activity emphasized bonds offering higher coupons and lower rated credits, primarily in the health care and continuing care retirement communities (CCRC) sectors. Typically our purchases were additions to positions already held in these Funds because, as the market became more volatile, we were already knowledgeable about the fundamentals of these bonds.

Activity during this reporting period was driven primarily by the reinvestment of proceeds from called and matured bonds, which was aimed at keeping the Funds fully invested and supporting their income streams. During the first part of this reporting period, we saw an increased number of current bond calls resulting from a growth in refinancings, which provided a meaningful source of liquidity. These calls also had some impact on the Funds’ durations, since the bonds called as part of current refundings were priced to short calls and therefore had negligible durations. In the later months of this period, as interest rates rose, refinancing activity waned. As the supply of new paper associated with the refinancings declined in the New York market, we focused on the secondary market for the majority of our purchases. Despite the decrease in new issuance in New York, we found ample opportunities to purchase bonds that helped achieve our goals for these Funds.

As of September 30, 2013, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NYV also used forward interest rate swaps as part of the Fund’s duration management in order to reduce its price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark. During this reporting period, these derivatives made a positive contribution to performance as interest rates increased.

How did the Funds perform during the twelve-month reporting period ended September 30, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year, ten-year and since inception periods ended September 30, 2013. Each Fund’s returns are compared with the performance of corresponding market indexes and the Lipper classification average.

For the twelve months ended September 30, 2013, the total returns on common share net asset value (NAV) for all of these Funds underperformed the returns for the S&P Municipal Bond New York Index and the national S&P Municipal Bond Index. For the same period, NNY and NYV exceeded the average return for the Lipper New York Municipal Debt Funds Classification Average, NNP, NAN and NXK performed in line with the Lipper New York Municipal Debt Funds Classification Average and NRK trailed the Lipper New York average return.

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning, credit exposure and sector allocation. The use of regulatory leverage also was an important factor in performance. Among the primary reasons that the returns of NNY and NYV exceeded those of the other Funds for this twelve-month reporting period was that these two Funds do not use regulatory leverage. Leverage is discussed in more detail later in this report.

As interest rates rose and the yield curve steepened, municipal bonds with shorter maturities generally outperformed those with longer maturities. Overall, credits at the shortest end of the municipal yield curve posted the best returns,

Nuveen Investments	9

Portfolio Manager’s Comments (continued)

while bonds at the longest end produced the weakest results. All of these Funds were positioned with durations that were longer than that of the market. As a result, duration and yield curve positioning was the major detractor from the Funds’ performance as yields increased. The negative impact was reduced in NAN, which had better placement along the yield curve and a duration that was not as long relative to the market as the other Funds.

During this reporting period, credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, began to widen and higher quality bonds generally outperformed lower quality bonds. Overall, the impact of credit exposure tended to be negligible in these Funds.

After underperforming for many months, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the best performing market segments. The outperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of September 30, 2013, NNP had the heaviest weighting in pre-refunded bonds among these Funds, while NYV held the fewest pre-refunded credits. Housing and health care bonds also tended to outperform the general municipal market, while general obligation credits typically performed in line with the market. In general, these Funds had good exposure to the health care sector. In contrast, revenue bonds as a whole underperformed the municipal market. Among the revenue sectors that lagged municipal market performance by the widest margins for this period were transportation, water and sewer and utilities.

Shareholders also should be aware of issues impacting the Funds’ Puerto Rico holdings. In 2012, Moody’s downgraded Puerto Rico general obligation (GO) bonds to Baa3 from Baa1, Puerto Rico Sales Tax Financing Corporation (COFINA) senior sales tax revenue bonds to Aa3 from Aa2 and COFINA subordinate sales tax revenue bonds to A3 from A1. (In October 2013, subsequent to the end of this reporting period, Moody’s further downgraded the COFINA senior sales tax bonds to A2, while affirming the subordinate bonds at A3.) These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. For the reporting period ended September 30, 2013, Puerto Rico paper generally underperformed the municipal market as a whole.

The New York Funds have limited exposure to Puerto Rico bonds, the majority of which are the subordinate sales tax bonds issued by COFINA, which, in our opinion, are the best of the Puerto Rico issuance. In addition, much of the Funds’ COFINA exposure is insured, which we believe adds a measure of value. The Funds also hold small positions in other Puerto Rico credits, including insured highway bonds, tobacco credits and bonds issued by the commonwealth’s Infrastructure Finance Authority. During this reporting period, as part of the advance refunding strategy described earlier, we added COFINA subordinate convertible zero coupon bonds to the Funds on a very selective basis which we thought were likely refunding candidates. We also engaged in bond swaps using Puerto Rico paper. As discussed earlier, this strategy potentially allows more of the income from the coupon to be distributed to shareholders and generates tax loss carryforwards that can be used to offset future capital gains. Overall, the small nature of our exposure helped to limit the impact of the Puerto Rico bonds’ underperformance on the Funds.

10	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds’ use of leverage. As mentioned previously, NNY and NYV do not use regulatory leverage. The Funds use leverage because their manager believes that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a negative impact on the performance of the Funds over this reporting period.

As of September 30, 2013, the Funds’ percentages of effective and regulatory leverage are as shown in the accompanying table:

	NNY	NYV	NNP	NAN	NXK	NRK
Effective Leverage*	2.81%	5.31%	38.76%	38.29%	35.97%	38.81%
Regulatory Leverage*	0.00%	0.00%	28.42%	29.43%	29.15%	32.29%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	11

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of September 30, 2013, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying tables. As mentioned previously, NNY and NYV do not use regulatory leverage.

	MTP Shares				VMTP Shares			VRDP Shares
	Series	Shares Issued at Liquidation Value	Annual Interest Rate	NYSE Ticker	Series		Shares Issued at Liquidation Value	Series		Shares Issued at Liquidation Value	Total
NNP		$—	—	—	—		$—	1		$89,000,000
										$89,000,000	$89,000,000
NAN	2015	$30,000,000	2.70%	NAN PRC	—		$—	—		$—
	2016	25,360,000	2.50%	NAN PRD	—		—	—		—
		$55,360,000									$55,360,000
NXK	2015	$37,890,000	2.55%	NXK PRC	—		$—	—		$—
		$37,890,000									$37,890,000

NRK	2015	$27,680,000	2.55%	NRK PRC	2014	**	$50,700,000	1	**	$112,300,000
		—	—	—	—		—	2	**	164,800,000
		—	—	—	—		—	3	**	161,700,000
		—	—	—	—		—	4	**	50,000,000
		$27,680,000					$50,700,000			$488,800,000	$567,180,000

**	Shares issued in connection with reorganizations.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on MTP, VMTP and VRDP Shares.

12	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

During the current reporting period ended September 30, 2013, the Funds’ monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NNY	NYV	NNP	NAN	NXK	NRK
October	$0.0345	$0.0560	$0.0735	$0.0655	$0.0665	$0.0585
November	0.0345	0.0560	0.0735	0.0655	0.0665	0.0585
December	0.0330	0.0560	0.0710	0.0630	0.0630	0.0570
January	0.0330	0.0560	0.0710	0.0630	0.0630	0.0570
February	0.0330	0.0560	0.0710	0.0630	0.0630	0.0570
March	0.0330	0.0560	0.0710	0.0630	0.0590	0.0540
April	0.0330	0.0560	0.0710	0.0630	0.0590	0.0540
May	0.0330	0.0560	0.0710	0.0630	0.0590	0.0690
June	0.0310	0.0560	0.0710	0.0630	0.0550	0.0690
July	0.0310	0.0560	0.0710	0.0630	0.0550	0.0690
August	0.0310	0.0560	0.0710	0.0630	0.0550	0.0690
September	0.0310	0.0560	0.0710	0.0630	0.0550	0.0690

Long-Term Capital Gain***	$0.0145	—	$0.0390	$0.0308	$0.0229	$0.0213
Short-Term Capital Gain***	$0.0006	—	—	—	—	—
Ordinary Income Distribution***	$0.0010	—	$0.0027	$0.0011	$0.0019	—

Market Yield****	4.15%	4.80%	6.23%	5.86%	5.20%	6.76%
Taxable-Equivalent Yield****	6.18%	7.14%	9.27%	8.72%	7.74%	10.06%

***	Distribution paid in December 2012.
****
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2013, all of the Funds in this report had positive UNII balances for tax and financial reporting purposes.

Nuveen Investments	13

Common Share Information (continued)

COMMON SHARE REPURCHASES

During November 2012, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of September 30, 2013, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NNY, NYV and NAN have not repurchased any of their outstanding common shares.

	NNY	NYV	NNP	NAN	NXK	NRK
Common Shares Cumulatively Repurchased and Retired	—	—	27,800	—	7,200	6,800
Common Shares Authorized for Repurchase	1,520,000	235,000	1,505,000	925,000	650,000	350,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of September 30, 2013, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NNY	NYV	NNP	NAN	NXK	NRK
Common Share NAV	$9.65	$15.16	$14.88	$14.33	$14.19	$13.57
Common Share Price	$8.97	$13.99	$13.68	$12.91	$12.69	$12.24
Premium/(Discount) to NAV	(7.05)%	(7.72)%	(8.06)%	(9.91)%	(10.57)%	(9.80)%
12-Month Average Premium/(Discount) to NAV	(2.11)%	(4.76)%	(2.44)%	(5.06)%	(5.77)%	(3.77)%

14	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	15

NNY
Nuveen New York Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of September 30, 2013

Average Annual Total Returns as of September 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NNY at Common Share NAV	(3.51)%	5.48%	4.21%
NNY at Common Share Price	(11.41)%	4.66%	4.55%
S&P Municipal Bond New York Index	(1.89)%	5.88%	4.46%
S&P Municipal Bond Index	(2.25)%	6.00%	4.47%
Lipper New York Municipal Debt Funds Classification Average	(6.59)%	(7.05)%	4.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	26.8%
Education and Civic Organizations	14.5%
Transportation	11.0%
Health Care	10.4%
Tax Obligation/General	7.7%
Utilities	7.5%
U.S. Guaranteed	6.1%
Water and Sewer	5.3%
Other	10.7%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	20.5%
AA	34.2%
A	22.3%
BBB	9.2%
BB or Lower	8.3%
N/R	5.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

16	Nuveen Investments

NYV
Nuveen New York Municipal Value Fund 2
Performance Overview and Holding Summaries as of September 30, 2013

Average Annual Total Returns as of September 30, 2013

	Average Annual
		Since
	1-Year	Inception5
NYV at Common Share NAV	(3.36)%	5.97%
NYV at Common Share Price	(10.46)%	3.22%
S&P Municipal Bond New York Index	(1.89)%	5.17%
S&P Municipal Bond Index	(2.25)%	5.47%
Lipper New York Municipal Debt Funds Classification Average	(6.59)%	7.47%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1,4
(as a % of total investments)
Tax Obligation/Limited	28.5%
Health Care	21.4%
Housing/Multifamily	13.6%
Transportation	10.5%
Education and Civic Organizations	10.2%
Tax Obligation/General	5.9%
Other	9.9%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	17.0%
AA	34.3%
A	27.6%
BBB	8.1%
BB or Lower	6.4%
N/R	5.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.
4	Excluding investments in derivatives.
5	Since inception returns are from 4/28/09.

Nuveen Investments	17

NNP
Nuveen New York Performance Plus Municipal Fund, Inc.
Performance Overview and Holding Summaries as of September 30, 2013

Average Annual Total Returns as of September 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NNP at Common Share NAV	(6.57)%	7.57%	5.08%
NNP at Common Share Price	(15.66)%	10.71%	5.09%
S&P Municipal Bond New York Index	(1.89)%	5.88%	4.46%
S&P Municipal Bond Index	(2.25)%	6.00%	4.47%
Lipper New York Municipal Debt Funds Classification Average	(6.59)%	(7.05)%	4.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	27.5%
Education and Civic Organizations	15.5%
Health Care	10.8%
Tax Obligation/General	9.6%
U.S. Guaranteed	7.8%
Transportation	7.0%
Utilities	6.8%
Water and Sewer	5.5%
Other	9.5%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	22.4%
AA	39.2%
A	15.9%
BBB	7.8%
BB or Lower	6.2%
N/R	6.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

18	Nuveen Investments

NAN
Nuveen New York Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of September 30, 2013

Average Annual Total Returns as of September 30, 2013
	Average Annual
	1-Year	5-Year	10-Year
NAN at Common Share NAV	(6.48)%	7.60%	5.06%
NAN at Common Share Price	(14.81)%	8.99%	4.65%
S&P Municipal Bond New York Index	(1.89)%	5.88%	4.46%
S&P Municipal Bond Index	(2.25)%	6.00%	4.47%
Lipper New York Municipal Debt Funds Classification Average	(6.59)%	(7.05)%	4.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	25.7%
Health Care	12.5%
Transportation	12.0%
Education and Civic Organizations	11.4%
Tax Obligation/General	11.2%
Utilities	6.6%
Water and Sewer	4.1%
Long-Term Care	3.3%
Other	13.2%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	18.2%
AA	38.7%
A	19.1%
BBB	7.5%
BB or Lower	8.9%
N/R	7.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	19

NXK
Nuveen New York Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of September 30, 2013

Average Annual Total Returns as of September 30, 2013
	Average Annual
	1-Year	5-Year	10-Year
NXK at Common Share NAV	(6.67)%	7.33%	5.11%
NXK at Common Share Price	(13.85)%	9.01%	4.90%
S&P Municipal Bond New York Index	(1.89)%	5.88%	4.46%
S&P Municipal Bond Index	(2.25)%	6.00%	4.47%
Lipper New York Municipal Debt Funds Classification Average	(6.59)%	(7.05)%	4.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	31.0%
Education and Civic Organizations	17.4%
Transportation	14.5%
Tax Obligation/General	7.8%
Health Care	7.4%
Utilities	6.5%
Water and Sewer	4.2%
Other	11.2%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	21.6%
AA	27.7%
A	27.1%
BBB	7.9%
BB or Lower	8.8%
N/R	5.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

20	Nuveen Investments

NRK
Nuveen New York AMT-Free Municipal Income Fund
Performance Overview and Holding Summaries as of September 30, 2013

Average Annual Total Returns as of September 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NRK at Common Share NAV	(7.40)%	5.54%	4.49%
NRK at Common Share Price	(15.46)%	6.81%	4.29%
S&P Municipal Bond New York Index	(1.89)%	5.88%	4.46%
S&P Municipal Bond Index	(2.25)%	6.00%	4.47%
Lipper New York Municipal Debt Funds Classification Average	(6.59)%	(7.05)%	4.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	38.0%
Education and Civic Organizations	17.9%
Tax Obligation/General	8.0%
Transportation	7.6%
Utilities	7.3%
U.S. Guaranteed	6.6%
Water and Sewer	5.4%
Health Care	5.1%
Other	4.1%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	23.5%
AA	44.9%
A	23.5%
BBB	2.5%
BB or Lower	4.3%
N/R	0.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	21

NNY
NYV	Shareholder Meeting Report
NNP
The annual meeting of shareholders was held in the offices of Nuveen Investments on April 3, 2013 for NNY, NYV, NNP, NAN and NXK. The annual meeting of shareholders was held in the offices of Nuveen Investments on August 7, 2013 for NRK; at these meetings the shareholders were asked to vote on the election of Board Members.

	NNY	NYV	NNP
			Common and
			Preferred
			shares voting
	Common	Common	together	Preferred
	shares	shares	as a class	shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	12,685,418	—
Withhold	—	—	527,035	—
Total	—	—	13,212,453	—
Robert P. Bremner
For	—	—	12,673,193	—
Withhold	—	—	539,260	—
Total	—	—	13,212,453	—
Jack B. Evans
For	—	—	12,679,410	—
Withhold	—	—	533,043	—
Total	—	—	13,212,453	—
William C. Hunter
For	13,036,491	2,166,771	—	890
Withhold	204,516	69,913	—	—
Total	13,241,007	2,236,684	—	890
David J. Kundert
For	—	—	12,676,881	—
Withhold	—	—	535,572	—
Total	—	—	13,212,453	—
William J. Schneider
For	—	—	—	890
Withhold	—	—	—	—
Total	—	—	—	890
Judith M. Stockdale
For	13,058,389	2,166,771	12,642,259	—
Withhold	182,618	69,913	570,194	—
Total	13,241,007	2,236,684	13,212,453	—
Carole E. Stone
For	13,028,854	2,166,771	12,655,085	—
Withhold	212,153	69,913	557,368	—
Total	13,241,007	2,236,684	13,212,453	—
Virginia L. Stringer
For	13,063,958	2,175,485	12,661,549	—
Withhold	177,049	61,199	550,904	—
Total	13,241,007	2,236,684	13,212,453	—
Terence J. Toth
For	—	—	12,680,629	—
Withhold	—	—	531,824	—
Total	—	—	13,212,453	—

22	Nuveen Investments

NAN
NXK
NRK

	NAN		NXK		NRK
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Robert P. Bremner
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Jack B. Evans
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William C. Hunter
For	—	5,194,052	—	3,557,474	—	1,623,654
Withhold	—	39,028	—	77,615	—	1,102,770
Total	—	5,233,080	—	3,635,089	—	2,726,424
David J. Kundert
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William J. Schneider
For	—	5,194,552	—	3,557,474	—	1,610,831
Withhold	—	38,528	—	77,615	—	1,115,593
Total	—	5,233,080	—	3,635,089	—	2,726,424
Judith M. Stockdale
For	13,422,142	—	9,324,703	—	71,993,682	—
Withhold	311,716	—	375,208	—	5,603,028	—
Total	13,733,858	—	9,699,911	—	77,596,710	—
Carole E. Stone
For	13,438,493	—	9,324,703	—	71,952,048	—
Withhold	295,365	—	375,208	—	5,644,662	—
Total	13,733,858	—	9,699,911	—	77,596,710	—
Virginia L. Stringer
For	13,452,774	—	9,340,423	—	72,271,624	—
Withhold	281,084	—	359,488	—	5,325,086	—
Total	13,733,858	—	9,699,911	—	77,596,710	—
Terence J. Toth
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—

Nuveen Investments	23

Report of Independent Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders of
Nuveen New York Municipal Value Fund, Inc.
Nuveen New York Municipal Value Fund 2
Nuveen New York Performance Plus Municipal Fund, Inc.
Nuveen New York Dividend Advantage Municipal Fund
Nuveen New York Dividend Advantage Municipal Fund 2
Nuveen New York AMT-Free Municipal Income Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund 2, Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, and Nuveen New York AMT-Free Municipal Income Fund (the “Funds”), as of September 30, 2013, and the related statements of operations and cash flows (Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, and Nuveen New York AMT-Free Municipal Income Fund only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund 2, Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, and Nuveen New York AMT-Free Municipal Income Fund at September 30, 2013, and the results of their operations and their cash flows (Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, and Nuveen New York AMT-Free Municipal Income Fund only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 26, 2013

24	Nuveen Investments

NNY
Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments
September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 102.2% (100% of Total Investments)
	MUNICIPAL BONDS – 102.2% (100% of Total Investments)
	Consumer Discretionary – 1.5% (1.5% of Total Investments)
$275	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$262,141
1,950	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	1,961,876
2,225	Total Consumer Discretionary			2,224,017
	Consumer Staples – 1.8% (1.8% of Total Investments)
125	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/13 at 100.00	A3	117,053
1,090	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	11/13 at 100.00	A1	1,090,338
320	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/13 at 100.00	BBB+	305,354
75	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	11/13 at 100.00	A3	71,247
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
780	4.750%, 6/01/22	6/16 at 100.00	BBB–	763,682
345	5.000%, 6/01/26	6/16 at 100.00	BB–	304,845
2,735	Total Consumer Staples			2,652,519
	Education and Civic Organizations – 14.8% (14.5% of Total Investments)
275	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	275,259
415	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	349,293
1,350	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	1,416,258
750	Buffalo and Erie County Industrial Land Development Corporation, New York, Tax-Exempt Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	BB	801,188
90	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	90,583
1,175	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	1,098,907
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	A	1,018,990
505	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	527,069
525	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	559,309
280	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa1	281,873
2,170	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Baa1	2,087,692
265	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	266,182

Nuveen Investments	25

NNY	Nuveen New York Municipal Value Fund, Inc. (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$880	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	$905,485
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011:
1,000	6.000%, 6/01/30	6/21 at 100.00	BBB+	1,062,970
1,000	6.000%, 6/01/34	6/21 at 100.00	BBB+	1,049,830
3,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41	7/21 at 100.00	AA–	3,065,520
245	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	246,034
260	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB	239,923
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,500	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	Ba1	1,324,635
1,175	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	976,872
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,610	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	1,475,324
800	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	A	772,864
170	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	172,088
1,345	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011, 5.375%, 7/01/41 – AGM Insured	1/21 at 100.00	A2	1,404,355
300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	303,033
22,085	Total Education and Civic Organizations			21,771,536
	Financials – 1.3% (1.2% of Total Investments)
400	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	424,292
1,305	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	1,424,525
1,705	Total Financials			1,848,817
	Health Care – 10.7% (10.4% of Total Investments)
990	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008D, 5.750%, 11/15/27	11/17 at 100.00	A–	1,057,855
1,005	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	A	1,017,341
995	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, New York Hospital Medical Center of Queens, Series 2007, 4.650%, 8/15/27	2/17 at 100.00	N/R	1,004,234
700	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	A	731,479
1,825	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Luke’s Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	1,832,519
350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A2	376,299
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
1,060	6.500%, 12/01/21	12/18 at 100.00	Ba1	1,100,757
890	6.250%, 12/01/37	12/18 at 100.00	Ba1	888,799
2,350	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006-1, 5.000%, 7/01/35	7/16 at 100.00	AA	2,359,400

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,350	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	$1,405,296
2,100	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	2,261,889
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	11/13 at 100.00	BB	288,153
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
280	5.250%, 2/01/27	2/17 at 100.00	BBB–	271,216
260	5.500%, 2/01/32	2/17 at 100.00	BBB–	246,054
295	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	301,345
500	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/14 at 100.00	B+	500,305
15,240	Total Health Care			15,642,941
	Housing/Multifamily – 1.8% (1.7% of Total Investments)
300	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	4/14 at 100.00	AA+	300,762
1,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009C-1, 5.500%, 11/01/34	5/19 at 100.00	AA	1,036,380
1,250	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009M, 5.150%, 11/01/45	5/19 at 100.00	AA	1,266,275
2,550	Total Housing/Multifamily			2,603,417
	Housing/Single Family – 1.1% (1.1% of Total Investments)
950	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	953,496
735	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/15 at 100.00	Aaa	742,754
1,685	Total Housing/Single Family			1,696,250
	Long-Term Care – 3.3% (3.2% of Total Investments)
2,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, W.K. Nursing Home Corporation, Series 1996, 6.125%, 2/01/36	2/14 at 100.00	AAA	2,003,000
435	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	446,597
270	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Ba3	230,081
135	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	116,069
510	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	459,454
100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	11/13 at 100.00	N/R	100,133
260	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	1/14 at 100.00	N/R	260,559
820	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.500%, 7/01/18	7/16 at 101.00	N/R	778,467
235	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.800%, 7/01/23	7/16 at 101.00	N/R	216,073
225	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	7/16 at 101.00	N/R	206,879
4,990	Total Long-Term Care			4,817,312

Nuveen Investments	27

NNY	Nuveen New York Municipal Value Fund, Inc. (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 0.2% (0.2% of Total Investments)
$240	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)	12/13 at 100.00	BBB	$240,055
	Tax Obligation/General – 7.9% (7.7% of Total Investments)
4,760	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D, 5.125%, 12/01/25	12/17 at 100.00	AA	5,432,826
1,100	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/23	8/19 at 100.00	AA	1,251,305
1,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	1,124,760
20	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16	8/14 at 100.00	AA	20,857
625	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA	656,625
35	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	37,919
2,795	New York City, New York, General Obligation Bonds, Fiscal Series 2007A, 5.000%, 8/01/25	8/16 at 100.00	AA	3,061,336
10,335	Total Tax Obligation/General			11,585,628
	Tax Obligation/Limited – 27.4% (26.8% of Total Investments)
1,000	Battery Park City Authority, New York, Lease Revenue Bonds, Senior Lien Series 2003A, 5.250%, 11/01/21	11/13 at 100.00	AAA	1,004,330
395	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 – CIFG Insured	7/15 at 100.00	AA–	423,555
	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A:
1,000	5.750%, 7/01/18	No Opt. Call	AA–	1,122,710
1,400	6.000%, 7/01/20	No Opt. Call	AA–	1,677,074
6,290	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	No Opt. Call	AAA	6,569,580
15	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	3/15 at 100.00	AAA	15,897
1,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,564,965
560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	A–	549,226
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
740	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	773,944
550	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	574,640
1,890	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	1,961,669
1,200	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	1,279,488
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA–	1,621,125
2,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2013S-1, 5.000%, 7/15/31	No Opt. Call	AA–	2,148,440
25	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23	11/13 at 100.00	AAA	25,099
1,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	1,686,213
2,100	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	2,309,664
840	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	868,014
1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,084,120

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,175	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	$1,269,975
2,450	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA	2,954,700
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1C:
1,800	5.250%, 6/01/20 – AMBAC Insured	11/13 at 100.00	AA–	1,813,212
2,000	5.250%, 6/01/22 – AMBAC Insured	11/13 at 100.00	AA–	2,006,020
1,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	11/13 at 100.00	AA–	1,004,440
600	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.875%, 1/01/21	No Opt. Call	AA–	736,392
5,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	3,107,610
40,060	Total Tax Obligation/Limited			40,152,102
	Transportation – 11.2% (11.0% of Total Investments)
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2007B, 5.000%, 11/15/33	11/17 at 100.00	A	2,565,375
3,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2008A, 5.250%, 11/15/36	11/17 at 100.00	A	3,098,520
1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46 (5)	10/17 at 102.00	N/R	629,850
1,100	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/13 at 100.00	BB	962,423
1,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/14 at 100.00	N/R	1,078,100
700	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	752,556
1,000	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006, 5.125%, 5/15/30 (Alternative Minimum Tax)	11/13 at 100.00	B	858,690
660	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	664,785
165	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	170,828
400	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA–	417,840
500	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/14 at 100.00	A	503,740
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
1,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,058,270
435	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	456,981
325	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.664%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	411,892
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
225	6.500%, 12/01/28	12/15 at 100.00	BBB	236,365
1,160	6.000%, 12/01/36	12/20 at 100.00	BBB	1,253,728
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E:
780	5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	943,301
335	5.250%, 11/15/22 – NPFG Insured	11/13 at 100.00	A+	336,417
16,785	Total Transportation			16,399,661

Nuveen Investments	29

NNY	Nuveen New York Municipal Value Fund, Inc. (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 6.2% (6.1% of Total Investments) (6)
$1,260	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	$1,400,956
260	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (6)	277,833
25	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14 – FGIC Insured (ETM)	4/14 at 106.27	Baa1 (6)	25,725
200	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	AA– (6)	206,496
960	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)	11/13 at 100.00	N/R (6)	1,002,115
1,690	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, New York Housing Authority Program, Series 2005A, 5.000%, 7/01/25 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA+ (6)	1,825,792
730	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16 (Pre-refunded 8/15/14)	8/14 at 100.00	Aa2 (6)	762,281
375	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/19 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2 (6)	394,526
1,965	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 (Pre-refunded 9/01/15) – SYNCORA GTY Insured	9/15 at 100.00	N/R (6)	2,140,082
1,000	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21 (Pre-refunded 3/15/14)	3/14 at 100.00	AA– (6)	1,021,980
8,465	Total U.S. Guaranteed			9,057,786
	Utilities – 7.6% (7.5% of Total Investments)
1,000	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	1,014,410
90	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	86,494
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,500	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	1,615,050
1,500	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A	1,619,115
250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	251,173
1,510	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.700%, 4/01/30	4/19 at 100.00	A–	1,640,796
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	404,768
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	No Opt. Call	A–	1,270,638
1,000	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	11/13 at 100.00	A–	1,002,680
2,025	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	1,719,245
25	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	27,351
575	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/14 at 100.00	N/R	541,518
11,125	Total Utilities			11,193,238

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 5.4% (5.3% of Total Investments)
$2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Fiscal 2009 Series 2008A, 5.750%, 6/15/40	No Opt. Call	AAA	$2,220,920
4,440	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	4,590,649
1,000	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	1,048,750
7,440	Total Water and Sewer			7,860,319
$147,665	Total Long-Term Investments (cost $147,989,971)			149,745,598
	Floating Rate Obligations – (2.2)%			(3,255,000)
	Other Assets Less Liabilities – 0.0%			31,668
	Net Assets – 100%			$146,522,266

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	31

NYV
Nuveen New York Municipal Value Fund 2
Portfolio of Investments
September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.1% (100% of Total Investments)
	MUNICIPAL BONDS – 98.1% (100% of Total Investments)
	Consumer Staples – 4.0% (4.0% of Total Investments)
$1,350	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$1,415,138
	Education and Civic Organizations – 10.0% (10.2% of Total Investments)
1,200	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	1,010,004
380	Buffalo and Erie County Industrial Land Development Corporation, New York, Tax-Exempt Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	BB	398,286
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	Aa2	1,037,820
65	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB	59,981
4,895	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 0.000%, 3/01/40 – AGC Insured	No Opt. Call	AA–	1,060,159
7,540	Total Education and Civic Organizations			3,566,250
	Financials – 0.9% (0.9% of Total Investments)
300	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	318,219
	Health Care – 21.0% (21.4% of Total Investments)
290	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.000%, 11/15/25	11/20 at 100.00	A–	326,929
700	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24	8/16 at 100.00	A3	728,469
50	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A2	53,757
1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997, 5.500%, 7/01/27 – RAAI Insured	1/14 at 100.00	A3	1,000,300
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
285	6.500%, 12/01/21	12/18 at 100.00	Ba1	295,958
210	6.250%, 12/01/37	12/18 at 100.00	Ba1	209,717
1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2006B, 5.000%, 11/01/34	11/16 at 100.00	A3	1,510,365
1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37	5/19 at 100.00	A–	1,566,150
1,010	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	A–	1,033,866
725	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	749,766
7,270	Total Health Care			7,475,277

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 13.4% (13.6% of Total Investments)
$1,500	New York City Housing Development Corporation, New York, FNMA Backed Progress of Peoples Development Multifamily Rental Housing Revenue Bonds, Series 2005B, 4.950%, 5/15/36 (Alternative Minimum Tax)	11/15 at 100.00	AA+	$1,501,485
1,800	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004-H2, 5.125%, 11/01/34 (Alternative Minimum Tax)	11/14 at 100.00	AA	1,805,706
1,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009A, 5.250%, 11/01/41	5/19 at 100.00	Aa2	1,012,980
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	452,412
4,750	Total Housing/Multifamily			4,772,583
	Long-Term Care – 0.3% (0.3% of Total Investments)
125	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	112,611
	Tax Obligation/General – 5.8% (5.9% of Total Investments)
1,500	New York City, New York, General Obligation Bonds, Fiscal 2009 Series J1, 5.000%, 5/15/36	5/19 at 100.00	AA	1,623,720
400	Yonkers, New York, General Obligation Bonds, Series 2011A, 5.000%, 10/01/24 – AGM Insured	10/21 at 100.00	AA–	437,252
1,900	Total Tax Obligation/General			2,060,972
	Tax Obligation/Limited – 28.0% (28.5% of Total Investments)
1,200	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2009A, 5.000%, 3/15/38	3/19 at 100.00	AAA	1,241,052
1,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	1,254,300
1,710	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	1,715,914
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
750	5.000%, 10/15/26 – AGM Insured	10/14 at 100.00	AAA	780,315
1,000	5.000%, 10/15/32 – AGM Insured	10/14 at 100.00	AAA	1,034,500
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA–	1,621,125
25	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	27,634
1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.211%, 3/15/37 (IF) (4)	3/17 at 100.00	AAA	1,069,670
1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,223,745
9,885	Total Tax Obligation/Limited			9,968,255
	Transportation – 10.3% (10.5% of Total Investments)
	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
350	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	362,912
500	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	555,480
2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.750%, 10/01/37 (5)	10/17 at 100.00	N/R	839,800
155	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	156,124
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
180	6.500%, 12/01/28	12/15 at 100.00	BBB	189,092
140	6.000%, 12/01/36	12/20 at 100.00	BBB	151,312
1,325	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2008A, 5.000%, 11/15/33	5/18 at 100.00	AA–	1,406,514
4,650	Total Transportation			3,661,234

Nuveen Investments	33

NYV	Nuveen New York Municipal Value Fund 2 (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 0.6% (0.7% of Total Investments) (6)
$225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)	2/14 at 100.00	A+ (6)	$230,504
	Utilities – 1.2% (1.3% of Total Investments)
25	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	24,026
505	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	428,750
530	Total Utilities			452,776
	Water and Sewer – 2.6% (2.7% of Total Investments)
900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	930,537
$39,425	Total Long-Term Investments (cost $32,756,458)			34,964,356
	Other Assets Less Liabilities – 1.9% (7)			665,409
	Net Assets – 100%			$35,629,765

Investments in Derivatives as of September 30, 2013

Swaps outstanding:
Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized	)	Fixed Rate Payment Frequency	Effective Date (8)	Termination Date	Unrealized Appreciation (Depreciation) (7)
Barclays Bank PLC	$2,750,000	Receive	3-Month USD-LIBOR	3.190%		Semi-Annually	4/30/14	4/30/34	$182,941

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(8)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.
(IF)	Inverse floating rate investment.
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

 See accompanying notes to financial statements.

34	Nuveen Investments

NNP
Nuveen New York Performance Plus Municipal Fund, Inc.
Portfolio of Investments
September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.3% (100% of Total Investments)
	MUNICIPAL BONDS – 152.3% (100% of Total Investments)
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
$685	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$652,969
	Consumer Staples – 2.3% (1.5% of Total Investments)
260	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/13 at 100.00	A3	243,469
725	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	11/13 at 100.00	A1	725,225
180	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	11/13 at 100.00	A3	170,993
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,055	4.750%, 6/01/22	6/16 at 100.00	BBB–	2,012,009
930	5.000%, 6/01/26	6/16 at 100.00	BB–	821,757
500	5.000%, 6/01/34	6/16 at 100.00	B	387,030
1,050	5.125%, 6/01/42	6/16 at 100.00	B	792,204
5,700	Total Consumer Staples			5,152,687
	Education and Civic Organizations – 23.6% (15.5% of Total Investments)
655	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	655,616
925	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	778,545
1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	1/20 at 100.00	BBB–	1,055,690
1,630	Buffalo and Erie County Industrial Land Development Corporation, New York, Tax-Exempt Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	BB	1,741,248
90	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	90,583
2,815	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	2,632,701
2,120	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/20 – AMBAC Insured	No Opt. Call	AA–	2,552,310
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured	No Opt. Call	A	1,054,940
1,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	1,268,096
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	1,040,180
2,615	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	2,893,314
2,500	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	2,655,675
2,100	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	2,122,659
875	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	932,181
5,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	5,385,550

Nuveen Investments	35

NNP	Nuveen New York Performance Plus Municipal Fund, Inc. (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA–	$299,379
2,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	2,125,960
640	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa1	644,282
925	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Project, Series 2007-A2, 4.500%, 8/01/36	8/17 at 100.00	Baa1	837,828
3,880	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Baa1	3,732,832
635	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	637,832
1,885	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	1,939,590
1,260	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University Project, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,314,142
580	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	582,448
560	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB	516,757
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
2,515	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	Ba1	2,220,971
2,300	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	1,912,174
400	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	Ba1	345,988
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
3,855	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	3,532,529
1,000	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	A	966,080
420	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	425,158
1,750	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012A, 5.000%, 9/01/41	3/22 at 100.00	A3	1,753,500
1,425	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	1,439,407
660	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41	6/19 at 100.00	BBB	696,841
52,520	Total Education and Civic Organizations			52,782,986
	Financials – 2.9% (1.9% of Total Investments)
4,380	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	4,645,997
1,740	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	1,899,367
6,120	Total Financials			6,545,364
	Health Care – 16.4% (10.8% of Total Investments)
1,000	Dormitory Authority of the State of New York , Revenue Bonds, NYU Hospitals Center, Refunding Series 2007A, 5.000%, 7/01/36	7/17 at 100.00	A–	1,007,920
1,235	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	A	1,250,166
1,700	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	A	1,776,449
8,500	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Luke’s Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	8,535,020
350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A2	376,299

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
$2,210	6.500%, 12/01/21	12/18 at 100.00	Ba1	$2,294,975
1,875	6.250%, 12/01/37	12/18 at 100.00	Ba1	1,872,469
5,590	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006, 5.000%, 7/01/35 (UB)	7/16 at 100.00	AA	5,612,360
2,475	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	2,576,376
1,800	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	A3	1,812,438
3,750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	4,039,088
500	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest System Inc, Series 2010A, 5.750%, 7/01/30	7/20 at 100.00	A–	540,085
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
710	5.250%, 2/01/27	2/17 at 100.00	BBB–	687,727
625	5.500%, 2/01/32	2/17 at 100.00	BBB–	591,475
2,730	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	2,788,722
1,100	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/14 at 100.00	B+	1,100,671
36,150	Total Health Care			36,862,240
	Housing/Multifamily – 3.5% (2.2% of Total Investments)
5	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2002A, 5.500%, 11/01/34 (Alternative Minimum Tax)	11/13 at 100.00	AA	5,025
1,500	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	1,532,640
345	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA	346,908
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,026,260
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2010A, 5.000%, 11/01/42	5/20 at 100.00	Aa2	2,017,780
690	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	694,961
1,100	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 1999I, 6.200%, 2/15/20 (Alternative Minimum Tax)	2/14 at 100.00	Aa1	1,102,057
7,640	Total Housing/Multifamily			7,725,631
	Housing/Single Family – 1.7% (1.1% of Total Investments)
2,295	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	2,303,446
1,460	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/15 at 100.00	Aaa	1,475,403
3,755	Total Housing/Single Family			3,778,849
	Long-Term Care – 3.7% (2.4% of Total Investments)
1,070	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	1,098,526
645	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Ba3	549,637
	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	N/R	45,511
425	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	365,402

Nuveen Investments	37

NNP	Nuveen New York Performance Plus Municipal Fund, Inc. (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$1,615	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	$1,441,194
1,095	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	986,475
205	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	11/13 at 100.00	N/R	205,273
655	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	1/14 at 100.00	N/R	656,408
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
1,965	5.500%, 7/01/18	7/16 at 101.00	N/R	1,865,473
755	5.800%, 7/01/23	7/16 at 101.00	N/R	694,192
340	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.800%, 7/01/23	7/16 at 101.00	N/R	312,616
8,820	Total Long-Term Care			8,220,707
	Materials – 0.3% (0.2% of Total Investments)
575	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)	12/13 at 100.00	BBB	575,132
	Tax Obligation/General – 14.6% (9.6% of Total Investments)
10,000	New York City, New York, General Obligation Bonds, Fiscal 2007 Series D-1, 5.125%, 12/01/26 (UB)	12/17 at 100.00	AA	11,332,600
400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	438,972
3,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	3,374,280
50	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	54,170
6,400	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25 (UB)	6/16 at 100.00	AA	6,962,304
1,800	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/16 (UB)	8/14 at 100.00	AA	1,877,148
1,915	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	No Opt. Call	AA	2,087,905
2,500	New York City, New York, General Obligation Bonds, Series 2004E, 5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA	2,626,500
3,125	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 3324, 18.305%, 3/01/21 (IF) (4)	No Opt. Call	AA	4,067,125
29,190	Total Tax Obligation/General			32,821,004
	Tax Obligation/Limited – 41.8% (27.5% of Total Investments)
2,400	Battery Park City Authority, New York, Lease Revenue Bonds, Senior Lien Series 2003A, 5.000%, 11/01/23	11/13 at 100.00	AAA	2,409,792
155	Dormitory Authority of the State of New York, Consolidated Revenue Bonds, City University System, Series 1993B, 6.000%, 7/01/14 – AGM Insured	No Opt. Call	AA–	160,789
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1, 5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,054,230
2,500	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.875%, 5/15/17 – FGIC Insured	No Opt. Call	AA–	2,824,800
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C:
1,000	5.000%, 3/15/34	No Opt. Call	AAA	1,056,000
4,500	5.000%, 3/15/41	3/21 at 100.00	AAA	4,670,010
35	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	3/15 at 100.00	AAA	37,093

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,700	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	$2,861,757
500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	501,730
2,175	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18	No Opt. Call	AA–	2,583,248
1,680	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	A–	1,647,677
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
2,670	5.000%, 10/15/25 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	2,792,473
2,125	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	2,220,200
2,475	5.000%, 10/15/29 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	2,568,852
3,100	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	3,305,344
1,870	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2013S-1, 5.000%, 7/15/31	No Opt. Call	AA–	2,008,791
1,915	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series E-1, 5.000%, 2/01/37	2/22 at 100.00	AAA	2,007,973
45	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 – FGIC Insured	11/13 at 100.00	AAA	45,178
3,640	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	4,011,644
1,570	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	1,725,901
2,400	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Tender Option Bond Trust 3545, 13.883%, 5/01/32 (IF)	5/19 at 100.00	AAA	2,672,856
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	2,763,400
2,800	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subseries 2011D-1, 5.000%, 2/01/28	No Opt. Call	AAA	3,060,064
1,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	1,097,590
5,000	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	5,499,200
2,030	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	2,097,701
1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,084,120
2,800	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	3,026,324
5,600	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA	6,753,600
1,600	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/29	9/20 at 100.00	AAA	1,730,432
6,700	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 – AMBAC Insured	11/13 at 100.00	AA–	6,749,176
3,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	11/13 at 100.00	AA–	3,013,320
1,045	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	1,088,211
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	744,700

Nuveen Investments	39

NNP	Nuveen New York Performance Plus Municipal Fund, Inc. (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A:
$9,000	0.000%, 8/01/33	8/29 at 100.00	A+	$5,085,180
1,950	5.500%, 8/01/42	2/20 at 100.00	A+	1,531,725
21,400	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	AA–	3,997,734
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,265,200
118,880	Total Tax Obligation/Limited			93,754,015
	Transportation – 10.7% (7.0% of Total Investments)
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.000%, 11/15/34	11/20 at 100.00	A	2,060,280
2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46 (8)	10/17 at 102.00	N/R	839,800
1,985	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/13 at 100.00	BB	1,736,736
1,550	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	1,666,374
1,420	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	1,430,295
215	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	222,594
1,100	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA–	1,149,060
1,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/14 at 100.00	A	1,007,480
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
2,300	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	2,434,021
1,080	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,134,572
770	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.664%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	975,867
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	1,023,850
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
520	6.500%, 12/01/28	12/15 at 100.00	BBB	546,265
2,500	6.000%, 12/01/36	12/20 at 100.00	BBB	2,702,000
2,040	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (5)	12/13 at 100.00	N/R	2,162,380
995	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.250%, 11/15/22 – NPFG Insured	11/13 at 100.00	A+	999,209
1,750	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.211%, 5/15/16 (IF)	No Opt. Call	AA–	1,965,880
24,225	Total Transportation			24,056,663

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 11.9% (7.8% of Total Investments) (6)
$655	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (6)	$699,926
5,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A, 4.500%, 4/01/18 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA+ (6)	5,414,800
4,530	New York City Housing Development Corporation, New York, Capital Fund Program Revenue, Bonds New York Housing Authority Program, Series 2005A, 5.000%, 7/01/25 (Pre-refunded 7/01/15) – NPFG Insured (UB) (4)	7/15 at 100.00	AA+ (6)	4,893,986
2,950	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 (Pre-refunded 9/01/15) – SYNCORA GTY Insured	9/15 at 100.00	N/R (6)	3,212,845
1,000	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21 (Pre-refunded 3/15/14)	3/14 at 100.00	AA– (6)	1,021,980
255	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (6)	272,490
1,600	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20 (ETM)	No Opt. Call	AA+ (6)	1,888,496
7,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	AA+ (6)	9,208,950
23,490	Total U.S. Guaranteed			26,613,473
	Utilities – 10.3% (6.8% of Total Investments)
2,200	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	2,231,702
185	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	177,792
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
3,100	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	3,337,770
3,100	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A	3,346,171
3,380	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	3,420,290
2,300	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	11/13 at 100.00	A–	2,306,164
4,270	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	3,625,273
820	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	897,096
4,000	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/14 at 100.00	N/R	3,767,080
23,355	Total Utilities			23,109,338
	Water and Sewer – 8.3% (5.5% of Total Investments)
1,995	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	1,916,257
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27	6/19 at 100.00	AA+	3,342,480
9,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	9,305,370

Nuveen Investments	41

NNP	Nuveen New York Performance Plus Municipal Fund, Inc. (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$3,840	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	$4,093,171
17,835	Total Water and Sewer			18,657,278
$358,940	Total Long-Term Investments (cost $338,562,400)			341,308,336
	Floating Rate Obligations – (15.5)%			(34,645,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (39.7)% (7)			(89,000,000)
	Other Assets Less Liabilities – 2.9%			6,503,283
	Net Assets Applicable to Common Shares – 100%			$224,166,619

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.1%.
(8)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

42	Nuveen Investments

NAN
Nuveen New York Dividend Advantage Municipal Fund
Portfolio of Investments
September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.4% (100% of Total Investments)
	MUNICIPAL BONDS – 154.4% (100% of Total Investments)
	Consumer Discretionary – 3.2% (2.1% of Total Investments)
$950	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$905,578
3,350	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	3,370,402
4,300	Total Consumer Discretionary			4,275,980
	Consumer Staples – 2.9% (1.9% of Total Investments)
175	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/13 at 100.00	A3	163,874
640	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/13 at 100.00	BBB+	610,707
105	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	11/13 at 100.00	A3	99,746
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
690	4.750%, 6/01/22	6/16 at 100.00	BBB–	675,565
2,625	5.000%, 6/01/26	6/16 at 100.00	BB–	2,319,476
4,235	Total Consumer Staples			3,869,368
	Education and Civic Organizations – 17.7% (11.4% of Total Investments)
380	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	380,357
550	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	462,919
1,725	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	1,809,663
965	Buffalo and Erie County Industrial Land Development Corporation, New York, Tax-Exempt Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	BB	1,030,861
120	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	120,778
1,635	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	1,529,117
705	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	735,809
1,300	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	1,438,359
700	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	745,745
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	1,062,980
680	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa1	684,549
1,630	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Project, Series 2007-A2, 4.500%, 8/01/36	8/17 at 100.00	Baa1	1,476,389
1,300	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Baa1	1,250,691

Nuveen Investments	43

NAN	Nuveen New York Dividend Advantage Municipal Fund (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$370	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	$371,650
250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A	257,953
1,085	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	1,116,422
330	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	331,393
335	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB	309,131
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
160	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	Ba1	143,640
1,000	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	Ba1	883,090
1,630	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	1,355,149
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
2,240	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	2,052,624
1,000	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	A	966,080
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	1,031,830
245	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	248,009
1,050	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012A, 5.250%, 9/01/33	3/22 at 100.00	A3	1,102,395
535	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	540,409
23,920	Total Education and Civic Organizations			23,437,992
	Financials – 3.0% (1.9% of Total Investments)
1,945	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	2,063,120
1,740	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	1,899,367
3,685	Total Financials			3,962,487
	Health Care – 19.3% (12.5% of Total Investments)
795	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Memorial Hospital of William F. and Gertrude F. Jones Inc., Series 1999, 5.250%, 8/01/19 – NPFG Insured	2/14 at 100.00	A	797,846
625	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	A	632,675
3,600	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Luke’s Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	3,614,832
200	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A2	205,772
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997:
1,235	5.500%, 7/01/17 – RAAI Insured	1/14 at 100.00	A3	1,237,816
2,000	5.500%, 7/01/27 – RAAI Insured	1/14 at 100.00	A3	2,000,600
1,000	Dormitory Authority of the State of New York, North Shore Long Island Jewish Obligated Group Revenue Bonds, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A–	1,007,170
44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	A3	$1,006,910
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
1,480	6.500%, 12/01/21	12/18 at 100.00	Ba1	1,536,906
650	6.250%, 12/01/37	12/18 at 100.00	Ba1	649,123
3,160	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006, 5.000%, 7/01/35 (UB)	7/16 at 100.00	AA	3,172,640
1,195	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	1,243,947
2,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	A–	2,047,260
750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	807,818
420	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	11/13 at 100.00	BB	417,325
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
410	5.250%, 2/01/27	2/17 at 100.00	BBB–	397,138
360	5.500%, 2/01/32	2/17 at 100.00	BBB–	340,690
715	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	Aa2	767,738
470	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	480,110
2,345	Yates County Industrial Development Agency, New York, FHA-Insured Civic Facility Mortgage Revenue Bonds, Soldiers and Sailors Memorial Hospital, Series 1999A, 5.650%, 2/01/39	2/14 at 100.00	N/R	2,327,319
950	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/14 at 100.00	B+	950,580
25,360	Total Health Care			25,642,215
	Housing/Multifamily – 4.9% (3.2% of Total Investments)
400	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40	5/20 at 100.00	AA–	408,760
750	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	766,320
4,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009J, 4.800%, 5/01/36	5/19 at 100.00	AA	3,987,800
290	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA	291,604
600	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	603,216
405	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	407,912
6,445	Total Housing/Multifamily			6,465,612
	Housing/Single Family – 2.1% (1.4% of Total Investments)
645	Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.750%, 9/01/31 (Alternative Minimum Tax)	No Opt. Call	N/R	684,990
1,350	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	1,354,968
740	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/15 at 100.00	Aaa	747,807
2,735	Total Housing/Single Family			2,787,765

Nuveen Investments	45

NAN	Nuveen New York Dividend Advantage Municipal Fund (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 5.1% (3.3% of Total Investments)
$2,000	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Gurwin Jewish Geriatric Center of Long Island, Series 2005A, 4.900%, 2/15/41	2/15 at 100.00	AA	$1,983,500
585	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	600,596
375	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Ba3	319,556
250	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	214,943
960	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	856,685
655	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	590,083
100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	11/13 at 100.00	N/R	100,133
365	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	1/14 at 100.00	N/R	365,785
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
1,140	5.500%, 7/01/18	7/16 at 101.00	N/R	1,082,259
635	5.800%, 7/01/23	7/16 at 101.00	N/R	583,857
140	Yonkers Industrial Development Agency, New York, FHA-Insured Mortgage Revenue Bonds, Michael Malotz Skilled Nursing Pavilion, Series 1999, 5.450%, 2/01/29 – NPFG Insured	2/14 at 100.00	A	140,155
7,205	Total Long-Term Care			6,837,552
	Materials – 0.2% (0.2% of Total Investments)
330	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)	12/13 at 100.00	BBB	330,076
	Tax Obligation/General – 17.3% (11.2% of Total Investments)
6,590	New York City, New York, General Obligation Bonds, Fiscal 2007 Series D-1, 5.125%, 12/01/25 (UB)	12/17 at 100.00	AA	7,521,497
2,000	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/23	8/19 at 100.00	AA	2,275,100
980	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/32	8/22 at 100.00	AA	1,045,523
2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	2,249,520
3,700	New York City, New York, General Obligation Bonds, Fiscal Series 2007A, 5.000%, 8/01/25	8/16 at 100.00	AA	4,052,573
1,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/16 (UB)	8/14 at 100.00	AA	1,042,860
1,025	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	No Opt. Call	AA	1,117,547
1,525	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 3324, 18.305%, 3/01/21 (IF) (4)	No Opt. Call	AA	1,984,757
	Rochester, New York, General Obligation Bonds, Series 1999:
720	5.250%, 10/01/18 – NPFG Insured	No Opt. Call	Aa3	840,773
720	5.250%, 10/01/19 – NPFG Insured	No Opt. Call	Aa3	847,397
20,260	Total Tax Obligation/General			22,977,547
	Tax Obligation/Limited – 39.8% (25.7% of Total Investments)
1,000	Battery Park City Authority, New York, Lease Revenue Bonds, Senior Lien Series 2003A, 5.250%, 11/01/21	11/13 at 100.00	AAA	1,004,330
590	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 – CIFG Insured	7/15 at 100.00	AA–	632,651
1,850	Dormitory Authority of the State of New York, Secured Hospital Revenue Refunding Bonds, Wyckoff Heights Medical Center, Series 1998H, 5.300%, 8/15/21 – NPFG Insured	2/14 at 100.00	AA–	1,857,733
3,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	3,113,340

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$10	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	3/15 at 100.00	AAA	$10,598
1,130	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	A–	1,108,259
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
1,100	5.000%, 10/15/25 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	1,150,457
810	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	846,288
2,375	5.000%, 10/15/29 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	2,465,060
2,100	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	2,239,104
1,025	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series E-1, 5.000%, 2/01/37	2/22 at 100.00	AAA	1,074,764
30	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 – FGIC Insured	11/13 at 100.00	AAA	30,119
2,115	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	2,330,942
840	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	923,412
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	2,763,400
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subseries 2011D-1:
1,000	5.250%, 2/01/30	2/21 at 100.00	AAA	1,108,220
2,000	5.000%, 2/01/35	2/21 at 100.00	AAA	2,105,160
4,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	4,390,353
2,920	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	3,252,909
1,190	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	1,229,687
1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,084,120
1,625	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	1,756,349
3,400	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA	4,100,400
510	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/29	9/20 at 100.00	AAA	551,575
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
4,000	5.250%, 6/01/20 – AMBAC Insured	11/13 at 100.00	AA–	4,029,360
2,000	5.250%, 6/01/22 – AMBAC Insured	11/13 at 100.00	AA–	2,006,020
1,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	11/13 at 100.00	AA–	1,004,440
1,330	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.211%, 3/15/37 (IF) (4)	3/17 at 100.00	AAA	1,422,661
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	744,700
3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	1,695,060

Nuveen Investments	47

NAN	Nuveen New York Dividend Advantage Municipal Fund (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$4,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	AA–	$747,240
54,450	Total Tax Obligation/Limited			52,778,711
	Transportation – 18.5% (12.0% of Total Investments)
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/25 – AGM Insured	11/13 at 100.00	AA–	2,010,880
3,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2007B, 5.000%, 11/15/33	11/17 at 100.00	A	3,078,450
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D:
1,000	5.000%, 11/15/34	11/20 at 100.00	A	1,030,140
1,560	5.250%, 11/15/40	11/20 at 100.00	A	1,607,549
1,750	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,944,180
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
200	5.750%, 10/01/37 (5)	10/17 at 100.00	N/R	83,980
2,000	5.875%, 10/01/46 (5)	10/17 at 102.00	N/R	839,800
975	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/13 at 100.00	BB	853,057
1,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/14 at 100.00	N/R	1,078,100
900	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	967,572
	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
365	5.000%, 5/15/20 (Alternative Minimum Tax)	11/13 at 100.00	B	354,368
1,000	5.125%, 5/15/30 (Alternative Minimum Tax)	11/13 at 100.00	B	858,690
845	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	851,126
160	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	165,651
700	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA–	731,220
500	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/14 at 100.00	A	503,740
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
1,300	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,375,751
615	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	646,076
440	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.664%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	557,638
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	2,047,700

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
$290	6.500%, 12/01/28	12/15 at 100.00	BBB	$304,648
1,470	6.000%, 12/01/36	12/20 at 100.00	BBB	1,588,776
1,000	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.211%, 5/15/16 (IF)	No Opt. Call	AA–	1,123,360
25,070	Total Transportation			24,602,452
	U.S. Guaranteed – 3.9% (2.5% of Total Investments) (6)
175	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (6)	187,003
550	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	AA– (6)	567,864
535	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)	11/13 at 100.00	N/R (6)	558,470
2,585	New York City Housing Development Corporation, New York, Capital Fund Program Revenue, Bonds New York Housing Authority Program, Series 2005A, 5.000%, 7/01/25 (Pre-refunded 7/01/15) – NPFG Insured (UB) (4)	7/15 at 100.00	AA+ (6)	2,792,705
1,000	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21 (Pre-refunded 3/15/14)	3/14 at 100.00	AA– (6)	1,021,980
4,845	Total U.S. Guaranteed			5,128,022
	Utilities – 10.1% (6.6% of Total Investments)
1,300	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	1,318,733
110	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	105,714
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
2,500	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	2,691,750
500	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A	539,705
3,885	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	3,931,309
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	No Opt. Call	A–	1,270,638
1,400	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	11/13 at 100.00	A–	1,403,752
2,575	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	2,186,201
13,520	Total Utilities			13,447,802
	Water and Sewer – 6.4% (4.1% of Total Investments)
1,185	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	1,138,228
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27	6/19 at 100.00	AA+	2,228,320

Nuveen Investments	49

NAN	Nuveen New York Dividend Advantage Municipal Fund (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$4,875	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2011B, 5.000%, 6/15/41	6/21 at 100.00	AAA	$5,132,546
8,060	Total Water and Sewer			8,499,094
$204,420	Total Long-Term Investments (cost $203,355,215)			205,042,675
	Floating Rate Obligations – (13.2)%			(17,465,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (41.7)% (7)			(55,360,000)
	Other Assets Less Liabilities – 0.5%			549,743
	Net Assets Applicable to Common Shares – 100%			$132,767,418

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.0%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

50	Nuveen Investments

NXK
Nuveen New York Dividend Advantage Municipal Fund 2
Portfolio of Investments
September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.9% (100% of Total Investments)
	MUNICIPAL BONDS – 151.9% (100% of Total Investments)
	Consumer Discretionary – 2.9% (1.9% of Total Investments)
$700	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$667,268
1,950	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	1,961,876
2,650	Total Consumer Discretionary			2,629,144
	Consumer Staples – 2.4% (1.6% of Total Investments)
170	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/13 at 100.00	A3	159,191
360	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	11/13 at 100.00	A1	360,112
65	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	11/13 at 100.00	A3	61,747
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
520	4.750%, 6/01/22	6/16 at 100.00	BBB–	509,122
835	5.000%, 6/01/26	6/16 at 100.00	BB–	737,814
500	5.000%, 6/01/34	6/16 at 100.00	B	387,030
2,450	Total Consumer Staples			2,215,016
	Education and Civic Organizations – 26.4% (17.4% of Total Investments)
260	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	260,244
380	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	319,835
1,225	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	1,285,123
670	Buffalo and Erie County Industrial Land Development Corporation, New York, Tax-Exempt Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	BB	715,728
90	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	90,583
1,125	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	1,052,145
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured	No Opt. Call	A	1,054,940
2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – NPFG Insured	1/14 at 100.00	A	2,006,300
485	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	506,195
2,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	2,600,450
2,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	2,124,540
175	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	186,436

Nuveen Investments	51

NXK	Nuveen New York Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$2,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	$2,125,960
280	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa1	281,873
1,835	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Baa1	1,765,398
265	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	266,182
1,475	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	1,517,716
890	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/30	6/21 at 100.00	BBB+	946,043
245	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	246,034
230	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB	212,239
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	Ba1	932,520
1,120	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	931,146
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,460	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	1,337,871
750	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	A	724,560
170	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	172,088
300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	303,033
340	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41	6/19 at 100.00	BBB	358,979
24,270	Total Education and Civic Organizations			24,324,161
	Financials – 2.1% (1.4% of Total Investments)
500	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	530,365
1,305	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	1,424,525
1,805	Total Financials			1,954,890
	Health Care – 11.2% (7.4% of Total Investments)
1,620	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	A	1,692,851
150	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A2	154,329
310	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997, 5.500%, 7/01/17 – RAAI Insured	1/14 at 100.00	A3	310,707
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
975	6.500%, 12/01/21	12/18 at 100.00	Ba1	1,012,489
790	6.250%, 12/01/37	12/18 at 100.00	Ba1	788,934
2,300	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006, 5.000%, 7/01/35 (UB)	7/16 at 100.00	AA	2,309,200

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$445	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	$463,227
1,500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	A–	1,535,445
1,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	1,077,090
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	11/13 at 100.00	BB	288,153
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
275	5.250%, 2/01/27	2/17 at 100.00	BBB–	266,373
250	5.500%, 2/01/32	2/17 at 100.00	BBB–	236,590
215	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/14 at 100.00	B+	215,131
10,120	Total Health Care			10,350,519
	Housing/Multifamily – 1.0% (0.6% of Total Investments)
500	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	510,880
70	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA	70,387
290	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	292,085
860	Total Housing/Multifamily			873,352
	Housing/Single Family – 1.0% (0.7% of Total Investments)
950	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	953,496
	Long-Term Care – 3.7% (2.4% of Total Investments)
440	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	451,730
255	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Ba3	217,298
	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	N/R	45,511
175	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	150,460
665	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	593,433
455	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	409,905
255	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	1/14 at 100.00	N/R	255,548
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
355	5.500%, 7/01/18	7/16 at 101.00	N/R	337,019
440	5.800%, 7/01/23	7/16 at 101.00	N/R	404,562
430	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.500%, 7/01/18	7/16 at 100.00	N/R	408,221
170	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	7/16 at 101.00	N/R	156,308
3,690	Total Long-Term Care			3,429,995

Nuveen Investments	53

NXK	Nuveen New York Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 0.3% (0.2% of Total Investments)
$230	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)	12/13 at 100.00	BBB	$230,053
	Tax Obligation/General – 11.8% (7.8% of Total Investments)
4,540	New York City, New York, General Obligation Bonds, Fiscal 2007 Series D-1, 5.125%, 12/01/25 (UB)	12/17 at 100.00	AA	5,181,729
1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	No Opt. Call	AA	1,076,850
45	New York City, New York, General Obligation Bonds, Fiscal Series 1998H, 5.375%, 8/01/27 – NPFG Insured	11/13 at 100.00	AA	45,140
35	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	37,919
2,600	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25 (UB)	6/16 at 100.00	AA	2,828,436
750	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/16 (UB)	8/14 at 100.00	AA	782,145
835	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	No Opt. Call	AA	910,392
9,805	Total Tax Obligation/General			10,862,611
	Tax Obligation/Limited – 47.2% (31.0% of Total Investments)
1,000	Battery Park City Authority, New York, Lease Revenue Bonds, Senior Lien Series 2003A, 5.250%, 11/01/21	11/13 at 100.00	AAA	1,004,330
140	Dormitory Authority of the State of New York, Insured Revenue Bonds, Rehabilitation Association Pooled Loan Program 1, Series 2001A, 5.000%, 7/01/23 – AMBAC Insured	11/13 at 100.00	A2	140,532
3,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/31	2/22 at 100.00	AAA	3,229,290
5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	3/15 at 100.00	AAA	5,299
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
2,000	5.750%, 2/15/47	2/21 at 100.00	A	2,119,820
2,000	5.250%, 2/15/47	2/21 at 100.00	A	2,044,560
5,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	5,017,296
560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	A–	549,226
1,425	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A, 5.000%, 10/15/26 – AGM Insured	10/14 at 100.00	AAA	1,482,599
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
1,140	5.000%, 10/15/25 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	1,192,292
835	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	872,408
750	5.000%, 10/15/29 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	778,440
1,300	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	1,386,112
835	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series E-1, 5.000%, 2/01/37	2/22 at 100.00	AAA	875,539
15	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 – FGIC Insured	11/13 at 100.00	AAA	15,059
1,200	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30	5/17 at 100.00	AAA	1,294,284
1,460	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	1,609,066
680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	747,524

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,775	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Refunding Subordinate Lien Series 2010D, 5.000%, 11/01/25	5/20 at 100.00	AAA	$4,287,796
1,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	1,097,590
2,020	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	2,221,677
840	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	868,014
1,125	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	1,215,934
2,300	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA	2,773,800
2,100	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/22 – AMBAC Insured	11/13 at 100.00	AA–	2,106,321
1,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	11/13 at 100.00	AA–	1,004,440
3,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	1,977,570
8,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	AA–	1,494,480
49,005	Total Tax Obligation/Limited			43,411,298
	Transportation – 22.0% (14.5% of Total Investments)
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2007B, 5.000%, 11/15/33	11/17 at 100.00	A	2,565,375
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.000%, 11/15/34	11/20 at 100.00	A	1,030,140
1,250	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,388,700
1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46 (5)	10/17 at 102.00	N/R	629,850
1,125	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/13 at 100.00	BB	984,296
1,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/14 at 100.00	N/R	1,078,100
650	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	698,802
	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
40	5.000%, 5/15/20 (Alternative Minimum Tax)	11/13 at 100.00	B	38,835
750	5.125%, 5/15/30 (Alternative Minimum Tax)	11/13 at 100.00	B	644,018
585	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	589,241
300	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA–	313,380
3,400	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/14 at 100.00	A	3,425,432
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
1,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,058,270
280	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	294,148
310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.664%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	392,882

Nuveen Investments	55

NXK	Nuveen New York Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	$2,047,700
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
210	6.500%, 12/01/28	12/15 at 100.00	BBB	220,607
1,030	6.000%, 12/01/36	12/20 at 100.00	BBB	1,113,224
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	943,301
750	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.211%, 5/15/16 (IF)	No Opt. Call	AA–	842,520
20,460	Total Transportation			20,298,821
	U.S. Guaranteed – 3.6% (2.4% of Total Investments) (6)
120	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (6)	128,231
1,965	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 (Pre-refunded 9/01/15) – SYNCORA GTY Insured	9/15 at 100.00	N/R (6)	2,140,082
1,000	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21 (Pre-refunded 3/15/14)	3/14 at 100.00	AA– (6)	1,021,980
3,085	Total U.S. Guaranteed			3,290,293
	Utilities – 9.9% (6.5% of Total Investments)
75	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	72,078
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,700	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	1,830,390
1,700	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A	1,834,997
250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	251,173
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	1,022,760
1,000	5.000%, 5/01/38	5/21 at 100.00	A–	1,011,920
900	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	11/13 at 100.00	A–	902,412
1,750	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	1,485,768
750	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/14 at 100.00	N/R	706,328
9,125	Total Utilities			9,117,826

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 6.4% (4.2% of Total Investments)
$820	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	$787,635
4,875	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2011B, 5.000%, 6/15/41	6/21 at 100.00	AAA	5,132,546
5,695	Total Water and Sewer			5,920,181
$144,200	Total Long-Term Investments (cost $139,323,225)			139,861,656
	Floating Rate Obligations – (13.2)%			(12,150,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (41.2)% (7)			(37,890,000)
	Other Assets Less Liabilities – 2.5%			2,252,624
	Net Assets Applicable to Common Shares – 100%			$92,074,280

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.1%.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	57

NRK
Nuveen New York AMT-Free Municipal Income Fund
Portfolio of Investments
September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 157.7% (100% of Total Investments)
	MUNICIPAL BONDS – 157.7% (100% of Total Investments)
	Consumer Staples – 2.7% (1.7% of Total Investments)
$1,015	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/13 at 100.00	A3	$950,466
1,810	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	11/13 at 100.00	A1	1,810,561
860	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/13 at 100.00	BBB+	820,638
37,120	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	6/16 at 100.00	B	28,006,298
40,805	Total Consumer Staples			31,587,963
	Education and Civic Organizations – 28.2% (17.9% of Total Investments)
	Build NYC Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
250	5.000%, 4/01/33	4/23 at 100.00	BBB–	231,778
1,275	5.500%, 4/01/43	4/23 at 100.00	BBB–	1,204,110
1,260	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, St. Anne Institute, Issue 2, Series 1998E, 5.000%, 7/01/18 – AMBAC Insured	1/14 at 100.00	N/R	1,265,015
	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	AA–	1,833,915
4,000	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	4,449,400
9,400	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – NPFG Insured	7/17 at 100.00	A	9,624,002
4,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	A	4,345,992
6,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	A	6,584,640
7,780	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – NPFG Insured	1/14 at 100.00	A	7,804,507
6,660	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	6,951,042
10,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured	7/16 at 100.00	Aa2	10,402,700
6,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	Aa2	6,421,462
4,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	Aa2	4,872,408
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	3,900,675
14,585	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	16,137,282
	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A:
2,000	5.000%, 7/01/25 – FGIC Insured	7/17 at 100.00	A	2,140,660
2,525	5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	A	2,540,251
1,150	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2005, 5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	Baa1	1,174,311

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$19,180	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	$20,374,339
	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011:
1,000	5.625%, 11/01/35 – AGM Insured	5/21 at 100.00	AA–	1,073,580
5,980	5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA–	6,427,842
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2008B, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	A2	3,063,720
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	1,010,790
875	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	932,181
3,250	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 1998A, 6.000%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	3,939,325
3,415	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	3,678,331
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A:
10,000	5.250%, 7/01/34	7/19 at 100.00	AA–	11,092,700
3,890	5.000%, 7/01/39	7/19 at 100.00	AA–	4,015,803
13,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	13,936,590
3,115	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	AA–	3,328,689
2,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	2,982,504
	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A:
5,000	5.000%, 7/01/35	7/20 at 100.00	Aa1	5,375,100
14,795	5.000%, 7/01/40	7/20 at 100.00	Aa1	15,726,789
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
2,500	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	2,934,875
2,000	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	2,347,720
1,250	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Refunding Series 2009A, 5.125%, 7/01/39	No Opt. Call	AA–	1,303,988
6,435	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	7/15 at 100.00	AA–	6,864,150
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College Project, Series 2013A, 5.000%, 7/01/39	7/23 at 100.00	A2	1,025,540
5,520	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Tender Option Bond Trust 3127, 12.831%, 1/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	5,692,721
7,250	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Horace Mann School, Series 1998, 5.000%, 7/01/28 – NPFG Insured	1/14 at 100.00	A	7,267,473
4,775	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Trinity Episcopal School, Series 1997, 5.250%, 6/15/27 – NPFG Insured	12/13 at 100.00	A	4,787,511
3,155	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB	2,911,371
	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009:
1,000	6.125%, 1/01/29 – AGC Insured	1/19 at 100.00	AA–	1,095,800
1,000	6.375%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	1,088,100

Nuveen Investments	59

NRK	Nuveen New York AMT-Free Municipal Income Fund (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
$6,815	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	Ba1	$6,355,124
5,000	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	Ba1	4,488,750
1,030	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	856,321
14,500	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	Ba1	12,542,065
4,730	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	5,510,639
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
4,280	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB	4,312,143
31,650	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	A	31,733,873
20,210	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	18,519,434
6,560	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of Natural History, Series 2004A, 5.000%, 7/01/36 – NPFG Insured	7/14 at 100.00	AA	6,565,970
3,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	3,508,222
	Niagara Area Development Corporation, New York, Niagara University Project, Series 2012A:
600	5.000%, 5/01/35	5/22 at 100.00	BBB+	596,838
1,000	5.000%, 5/01/42	5/22 at 100.00	BBB+	974,720
1,750	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	Baa2	1,662,920
1,000	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/36	12/21 at 100.00	AA–	1,050,550
	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011:
1,390	5.500%, 7/01/33 – AGM Insured	1/21 at 100.00	A2	1,491,998
1,000	5.250%, 7/01/36 – AGM Insured	1/21 at 100.00	A2	1,045,900
4,000	5.375%, 7/01/41 – AGM Insured	1/21 at 100.00	A2	4,176,520
3,700	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	3,737,407
326,665	Total Education and Civic Organizations			335,291,076
	Financials – 2.3% (1.5% of Total Investments)
26,015	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	27,594,891
	Health Care – 8.1% (5.1% of Total Investments)
5,315	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.125%, 11/15/30	11/20 at 100.00	A–	5,832,787
2,495	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34	8/19 at 100.00	AA+	2,836,516
7,630	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA–	8,308,917
	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004:
9,330	5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	A	9,444,572
425	5.000%, 8/01/33 – FGIC Insured	2/15 at 100.00	A	425,434
8,035	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	A	8,396,334
950	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Luke’s Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	953,914
4,000	Dormitory Authority of the State of New York, North Shore Long Island Jewish Obligated Group Revenue Bonds, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A–	4,028,680

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
$3,880	6.000%, 12/01/15	No Opt. Call	Ba1	$3,931,449
4,345	6.000%, 12/01/16	No Opt. Call	Ba1	4,417,735
5,430	6.500%, 12/01/21	12/18 at 100.00	Ba1	5,638,784
8,055	6.250%, 12/01/37	12/18 at 100.00	Ba1	8,044,126
	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B:
3,865	5.250%, 7/01/27 – AGC Insured	7/17 at 100.00	AA–	4,221,585
3,500	5.125%, 7/01/37 – AGC Insured	7/17 at 100.00	AA–	3,515,715
9,440	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	9,826,662
900	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest System Inc, Series 2010A, 5.750%, 7/01/40 – AGM Insured	7/20 at 100.00	A–	954,333
1,875	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	Aa2	2,013,300
1,300	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	12/22 at 100.00	A–	1,273,519
6,540	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	6,680,675
5,050	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	A3	5,471,322
92,360	Total Health Care			96,216,359
	Housing/Multifamily – 0.7% (0.5% of Total Investments)
	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A:
1,000	5.000%, 5/01/40	5/20 at 100.00	AA–	1,021,900
1,000	5.000%, 5/01/45 – AGM Insured	5/20 at 100.00	AA–	1,021,330
4,600	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, New York Housing Authority Program, Series 2005A, 5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA+	4,764,726
1,040	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA	1,045,751
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	452,412
	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
50	6.100%, 11/01/15 – AGM Insured	11/13 at 100.00	AA–	50,244
390	6.125%, 11/01/20 – AGM Insured	11/13 at 100.00	AA–	390,803
8,530	Total Housing/Multifamily			8,747,166
	Long-Term Care – 0.7% (0.4% of Total Investments)
800	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	821,328
6,155	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	5,544,978
1,225	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 6.000%, 12/01/40	12/20 at 100.00	BBB–	1,279,574
8,180	Total Long-Term Care			7,645,880
	Tax Obligation/General – 12.6% (8.0% of Total Investments)
3,000	Dormitory Authority of the State of New York, School Districts Revenue Bond Financing Program, Peekskill City School District, Series 2005D, 5.000%, 10/01/33 – NPFG Insured	10/15 at 100.00	A+	3,093,690
8,100	Erie County Industrial Development Agency, New York, School Facility Refunding Revenue Bonds, Buffalo City School District, Series 2013A, 5.000%, 5/01/28	5/23 at 100.00	AA–	8,752,860

Nuveen Investments	61

NRK	Nuveen New York AMT-Free Municipal Income Fund (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2009C, 5.000%, 10/01/29 – AGC Insured	10/19 at 100.00	AA–	$1,056,170
210	Nassau County, New York, General Obligation Improvement Bonds, Series 1993H, 5.500%, 6/15/16 – NPFG Insured	No Opt. Call	A+	235,463
1,200	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	1,316,916
3,000	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/23	8/19 at 100.00	AA	3,412,650
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1:
6,085	5.000%, 10/01/31	No Opt. Call	AA	6,526,954
1,000	5.000%, 10/01/33	10/22 at 100.00	AA	1,064,860
1,570	5.000%, 10/01/34	No Opt. Call	AA	1,663,352
8,665	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	No Opt. Call	AA	9,330,905
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series C:
4,610	5.000%, 8/01/25	8/22 at 100.00	AA	5,201,233
7,190	5.000%, 8/01/28	8/22 at 100.00	AA	7,860,324
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I:
1,000	5.000%, 8/01/30	8/22 at 100.00	AA	1,076,850
2,000	5.000%, 8/01/31	8/22 at 100.00	AA	2,142,920
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
5,000	5.000%, 3/01/29	3/23 at 100.00	AA	5,438,150
3,400	5.000%, 3/01/31	3/23 at 100.00	AA	3,656,258
1,000	5.000%, 3/01/33	3/23 at 100.00	AA	1,067,290
3,735	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	4,200,979
8,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30 (WI/DD, Settling 10/16/13)	8/23 at 100.00	AA	8,671,920
	New York City, New York, General Obligation Bonds, Fiscal Series 1998H:
135	5.125%, 8/01/25 – NPFG Insured	11/13 at 100.00	AA	135,570
70	5.375%, 8/01/27 – NPFG Insured	11/13 at 100.00	AA	70,217
	New York City, New York, General Obligation Bonds, Fiscal Series 2001D:
5	5.250%, 8/01/15 – AGM Insured	11/13 at 100.00	AA	5,020
5	5.000%, 8/01/16 – FGIC Insured	11/13 at 100.00	AA	5,018
10,330	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	10,975,832
750	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA	812,708
	New York City, New York, General Obligation Bonds, Series 2011D-I:
2,785	5.000%, 10/01/30	10/21 at 100.00	AA	2,997,830
2,880	5.000%, 10/01/34	No Opt. Call	AA	3,051,274
3,345	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	No Opt. Call	AA	3,647,020
	New York City, New York, General Obligation Bonds, Series 2004E:
12,550	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA	13,185,030
7,850	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA	8,245,483
	Pavilion Central School District, Genesee County, New York, General Obligation Bonds, Series 2005:
1,650	5.000%, 6/15/16 – AGM Insured	6/15 at 100.00	AA–	1,758,092
1,815	5.000%, 6/15/18 – AGM Insured	6/15 at 100.00	AA–	1,949,201
	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/16 – AMBAC Insured	No Opt. Call	AA–	1,091,837
960	6.700%, 2/15/17 – AMBAC Insured	No Opt. Call	AA–	1,141,709
960	6.700%, 2/15/18 – AMBAC Insured	No Opt. Call	AA–	1,172,822
960	6.700%, 2/15/19 – AMBAC Insured	No Opt. Call	AA–	1,204,858
960	6.700%, 2/15/20 – AMBAC Insured	No Opt. Call	AA–	1,226,640
747	6.700%, 2/15/21 – AMBAC Insured	No Opt. Call	AA–	970,771

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Rochester, New York, General Obligation Bonds, Series 1999:
$735	5.250%, 10/01/20 – NPFG Insured	No Opt. Call	Aa3	$870,321
735	5.250%, 10/01/21 – NPFG Insured	No Opt. Call	Aa3	870,100
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	Aa3	866,503
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	Aa3	857,407
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	Aa3	860,816
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	Aa3	856,874
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	Aa3	846,082
1,145	Three Village Central School District, Brookhaven and Smithtown, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 6/01/18 – FGIC Insured	No Opt. Call	Aa2	1,331,120
1,620	West Islip Union Free School District, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 10/01/16 – AGM Insured	10/15 at 100.00	Aa3	1,762,025
7,635	Yonkers, New York, General Obligation Bonds, Series 2005A, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	A	8,118,296
	Yonkers, New York, General Obligation Bonds, Series 2005B:
1,650	5.000%, 8/01/19	8/15 at 100.00	Baa1	1,719,366
1,735	5.000%, 8/01/20	8/15 at 100.00	Baa1	1,801,208
138,382	Total Tax Obligation/General			150,176,794
	Tax Obligation/Limited – 59.9% (38.0% of Total Investments)
1,980	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, Harmony Heights School, Issue 1, Series 1999C, 5.500%, 7/01/18 – AMBAC Insured	1/14 at 100.00	N/R	1,988,732
140	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, Vanderheyden Hall Inc., Issue 2, Series 1998F, 5.250%, 7/01/18 – AMBAC Insured	11/13 at 100.00	N/R	140,587
2,265	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 – CIFG Insured	7/15 at 100.00	AA–	2,428,737
965	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program – Anderson School, Series 1999E, Issue 2, 5.750%, 7/01/19 – AMBAC Insured	1/14 at 100.00	N/R	969,439
9,145	Dormitory Authority of the State of New York, Insured Revenue Bonds, Special Act School District Program, Series 1999, 5.750%, 7/01/19 – NPFG Insured	1/14 at 100.00	A	9,181,580
	Dormitory Authority of the State of New York, Lease Revenue Bonds, Madison-Oneida Board of Cooperative Educational Services, Series 2002:
1,045	5.250%, 8/15/20 – AGM Insured	11/13 at 100.00	AA–	1,049,295
1,100	5.250%, 8/15/21 – AGM Insured	11/13 at 100.00	AA–	1,104,488
365	5.250%, 8/15/22 – AGM Insured	11/13 at 100.00	AA–	366,464
2,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes Board of Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – AGM Insured	8/14 at 100.00	AA–	2,079,200
1,000	Dormitory Authority of the State of New York, Master Lease Program Revenue Bonds, Nassau County Board of Cooperative Educational Services, Series 2009A, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA–	1,065,860
10,840	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	11,182,978
	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1:
5,315	5.000%, 2/15/15 – FGIC Insured	No Opt. Call	AA–	5,650,323
4,715	5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	4,970,694
65	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured	10/13 at 100.00	A+	65,000
1,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured	10/19 at 100.00	AA–	1,094,610
4,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, 1989 Resolution, Series 2000C, 5.750%, 5/15/16 – AGM Insured	No Opt. Call	AA–	4,516,240
1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.500%, 5/15/19 – AMBAC Insured	No Opt. Call	Aa3	1,146,420
4,115	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA–	4,619,952
Nuveen Investments	63

NRK	Nuveen New York AMT-Free Municipal Income Fund (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C:
$8,545	5.000%, 3/15/34	No Opt. Call	AAA	$9,023,520
40,170	5.000%, 3/15/41	3/21 at 100.00	AAA	41,687,623
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D:
5,000	5.000%, 2/15/31	2/22 at 100.00	AAA	5,382,150
10,000	5.000%, 2/15/40	No Opt. Call	AAA	10,423,100
155	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	3/15 at 100.00	AAA	164,267
3,540	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/27 – AGM Insured (UB)	5/18 at 100.00	AA–	3,999,457
10,125	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31	5/19 at 100.00	AA–	10,562,603
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A:
5,980	5.750%, 5/01/27 – AGM Insured (UB)	5/17 at 100.00	AA–	6,622,372
21,030	5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA–	23,289,043
5,000	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2008A, 5.750%, 5/01/28 – AGM Insured (UB)	5/18 at 100.00	AA–	5,635,151
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
19,730	5.750%, 2/15/47	2/21 at 100.00	A	20,912,024
6,000	5.250%, 2/15/47	2/21 at 100.00	A	6,133,680
1,850	5.000%, 2/15/47 – AGM Insured	2/21 at 100.00	AA–	1,868,574
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
51,590	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	51,768,484
4,200	5.000%, 2/15/47 – AGM Insured	2/17 at 100.00	AA–	4,231,416
4,830	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A, 5.000%, 11/15/29	11/22 at 100.00	AA	5,273,201
	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,000	5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA–	1,187,700
9,000	5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA–	10,689,300
560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	A–	549,226
4,820	Nassau County Interim Finance Authority, New York, Sales and Use Tax Revenue Bonds, Series 2004H, 5.250%, 11/15/13 – AMBAC Insured	No Opt. Call	AAA	4,850,896
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
3,400	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	3,555,958
10,090	5.000%, 10/15/25 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	10,552,828
1,040	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	1,086,592
6,785	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	7,088,968
300	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	311,376
21,610	5.000%, 10/15/29 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	22,429,451
5,155	5.000%, 10/15/32 – AMBAC Insured	10/14 at 100.00	AAA	5,332,848
4,500	5.000%, 10/15/32 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	4,655,250
9,000	5.000%, 10/15/32 – AGM Insured	10/14 at 100.00	AAA	9,310,500
10,440	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	11,131,546
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series E-1:
6,225	5.000%, 2/01/37	2/22 at 100.00	AAA	6,527,224
24,155	5.000%, 2/01/42	2/22 at 100.00	AAA	25,138,592
32,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series F-1, 5.000%, 5/01/39	5/22 at 100.00	AAA	34,022,625

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$5	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.250%, 5/01/16 – NPFG Insured	11/13 at 100.00	AAA	$5,021
155	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 – NPFG Insured	11/13 at 100.00	AAA	155,646
5	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 – SYNCORA GTY Insured	2/14 at 100.00	AAA	5,078
3,800	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30	5/17 at 100.00	AAA	4,098,566
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Series 2009A-1, 5.000%, 5/01/36	5/19 at 100.00	AAA	5,374,800
5,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	5,606,430
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C:
10,000	5.500%, 11/01/35	11/20 at 100.00	AAA	11,053,600
1,000	5.000%, 11/01/39	11/20 at 100.00	AAA	1,046,060
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subseries 2011D-1:
2,000	5.250%, 2/01/30	2/21 at 100.00	AAA	2,216,440
8,490	5.000%, 2/01/35	2/21 at 100.00	AAA	8,936,404
	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A:
18,575	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	AA+	20,606,919
4,000	5.750%, 4/01/41	4/21 at 100.00	AA–	4,390,360
	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
2,890	13.493%, 11/15/30 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	3,260,469
12,940	13.479%, 11/15/44 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	13,362,232
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
30,795	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	37,138,770
6,600	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	7,155,192
	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A:
1,600	5.000%, 3/15/29	9/20 at 100.00	AAA	1,730,432
1,945	5.000%, 3/15/30	9/20 at 100.00	AAA	2,081,967
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
35,000	5.250%, 6/01/20 – AMBAC Insured	11/13 at 100.00	AA–	35,256,900
2,000	5.250%, 6/01/21 – AMBAC Insured	11/13 at 100.00	AA–	2,006,020
14,865	5.250%, 6/01/22 – AMBAC Insured	11/13 at 100.00	AA–	14,909,744
1,500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	11/13 at 100.00	AA–	1,506,660
665	New York State Urban Development Corporation, Revenue Bonds, Correctional Facilities, Series 1994A, 5.250%, 1/01/14 – AGM Insured	No Opt. Call	AA–	673,572
2,175	New York State Urban Development Corporation, Revenue Refunding Bonds, State Facilities, Series 1995, 5.600%, 4/01/15 – NPFG Insured	No Opt. Call	AA–	2,273,441
8,600	New York State Urban Development Corporation, State Facilities Revenue Bonds, Series 1995, 5.700%, 4/01/20 – AGM Insured (UB)	No Opt. Call	AA–	9,995,608
2,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	2,082,700
3,325	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured	6/15 at 100.00	AA–	3,389,372
	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E:
3,000	5.500%, 7/01/14 – AGM Insured	No Opt. Call	AA–	3,042,150
11,000	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA–	11,010,670

Nuveen Investments	65

NRK	Nuveen New York AMT-Free Municipal Income Fund (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
$8,500	0.000%, 8/01/32	8/26 at 100.00	A+	$6,329,950
12,595	6.500%, 8/01/44	8/19 at 100.00	A+	10,979,817
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	1,130,040
2,985	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	2,528,056
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C:
22,000	0.000%, 8/01/37	No Opt. Call	AA–	4,679,840
46,150	0.000%, 8/01/39	No Opt. Call	AA–	8,621,282
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
11,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,810,490
13,520	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	2,082,080
25,395	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	3,428,579
9,250	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,170,310
201,690	0.000%, 8/01/46 – NPFG Insured	No Opt. Call	AA–	23,855,893
99,130	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	AA–	10,960,804
960	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Hampton Bays Public Library, Series 1999A, 6.000%, 10/01/19 – NPFG Insured	4/14 at 100.00	Baa1	963,206
1,053,585	Total Tax Obligation/Limited			711,929,714
	Transportation – 12.0% (7.6% of Total Investments)
4,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/25 – AGM Insured	11/13 at 100.00	AA–	4,021,760
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A:
4,500	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA–	4,637,835
10,000	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	10,078,900
8,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2008A, 5.250%, 11/15/36	11/17 at 100.00	A	9,088,992
27,285	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.250%, 11/15/40	11/20 at 100.00	A	28,116,647
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013B:
16,090	5.000%, 11/15/30	5/23 at 100.00	A	16,995,223
2,500	5.000%, 11/15/32	5/23 at 100.00	A	2,616,550
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32	5/23 at 100.00	A	502,378
8,055	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	8,113,399
3,420	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	3,754,373
12,100	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	12,527,372
	New York State Thruway Authority, General Revenue Bonds, Series 2005G:
5,800	5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA–	6,058,680
3,000	5.000%, 1/01/32 – AGM Insured	7/15 at 100.00	AA–	3,118,050
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
2,580	5.000%, 12/01/19 – AGM Insured	6/15 at 101.00	AA–	2,793,959
4,625	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	4,894,499
5,760	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	6,051,053
4,185	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.664%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	5,303,902
2,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.500%, 12/01/28	12/15 at 100.00	BBB	2,626,275

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E:
$5,480	5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	$6,627,293
5,070	5.250%, 11/15/22 – NPFG Insured	11/13 at 100.00	A+	5,091,446
136,230	Total Transportation			143,018,586
	U.S. Guaranteed – 10.4% (6.6% of Total Investments) (5)
	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986:
1,180	7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	1,312,007
370	7.375%, 7/01/16 – BIGI Insured (ETM)	No Opt. Call	Aaa	412,450
7,480	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 (Pre-refunded 8/15/14) – AGM Insured	8/14 at 100.00	AA– (5)	7,786,306
2,885	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (5)	3,082,882
450	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14 (ETM)	4/14 at 106.27	Baa1 (5)	463,046
5,200	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	AA– (5)	5,368,896
2,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	A (5)	2,200,180
35	Erie County Water Authority, New York, Water Revenue Bonds, Series 1990B, 6.750%, 12/01/14 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	36,356
945	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)	11/13 at 100.00	N/R (5)	986,457
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A:
5,090	5.000%, 4/01/23 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA+ (5)	5,563,014
11,000	4.750%, 4/01/28 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA+ (5)	11,967,340
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
8,000	5.000%, 4/01/17 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (5)	8,385,760
5,750	5.000%, 4/01/29 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (5)	6,027,265
	Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds, Series 1998B:
10,000	4.875%, 7/01/18 – FGIC Insured (ETM)	11/13 at 100.00	A (5)	10,150,700
4,500	4.750%, 7/01/26 – FGIC Insured (ETM)	11/13 at 100.00	A (5)	4,608,585
	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, New York Housing Authority Program, Series 2005A:
4,600	5.000%, 7/01/16 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA+ (5)	4,969,610
18,865	5.000%, 7/01/25 (Pre-refunded 7/01/15) – NPFG Insured (UB) (4)	7/15 at 100.00	AA+ (5)	20,380,803
3,020	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 (Pre-refunded 6/15/14) – AMBAC Insured	6/14 at 100.00	Aa1 (5)	3,122,891
7,340	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 (Pre-refunded 2/01/14) – SYNCORA GTY Insured	2/14 at 100.00	AAA	7,458,908
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2004A:
2,000	5.000%, 4/01/22 (Pre-refunded 4/01/14) – NPFG Insured	4/14 at 100.00	AA (5)	2,048,220
1,000	5.000%, 4/01/23 (Pre-refunded 4/01/14) – NPFG Insured	4/14 at 100.00	AA (5)	1,024,110
4,500	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 (Pre-refunded 9/15/14) – AMBAC Insured	9/14 at 100.00	AAA	4,706,100
500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (5)	534,295
9,395	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	AAA	10,107,799

Nuveen Investments	67

NRK	Nuveen New York AMT-Free Municipal Income Fund (continued)
Portfolio of Investments September 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Yonkers, New York, General Obligation Bonds, Series 2005B:
$540	5.000%, 8/01/19 (Pre-refunded 8/01/15)	8/15 at 100.00	Baa1 (5)	$586,051
570	5.000%, 8/01/20 (Pre-refunded 8/01/15)	8/15 at 100.00	Baa1 (5)	618,610
117,215	Total U.S. Guaranteed			123,908,641
	Utilities – 11.6% (7.3% of Total Investments)
2,450	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	2,485,305
3,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	3,007,020
1,045	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	1,004,287
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
8,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA–	5,482,480
8,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA–	5,162,480
20,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA–	12,147,000
10,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA–	5,709,400
15,000	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA–	8,070,900
10,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA–	5,063,900
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
21,830	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	23,504,361
27,015	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	29,088,942
11,000	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AA+	11,744,040
2,750	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	2,762,898
3,310	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%, 5/01/33 – BHAC Insured	5/19 at 100.00	AA+	3,647,223
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	5,059,600
5,000	New York State Energy Research and Development Authority, Pollution Control Revenue Refunding Bonds, Niagara Mohawk Power Corporation, Series 1998A, 5.150%, 11/01/25 – AMBAC Insured	11/13 at 100.00	A	5,005,950
6,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.000%, 11/01/24	No Opt. Call	BB+	5,864,105
2,635	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	2,882,743
162,535	Total Utilities			137,692,634
	Water and Sewer – 8.5% (5.4% of Total Investments)
800	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Fiscal 2009 Series 2008A, 5.750%, 6/15/40	No Opt. Call	AAA	888,368
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27	6/19 at 100.00	AA+	11,141,600
14,660	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	15,157,414
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2007AA, 5.000%, 6/15/37	6/17 at 100.00	AA+	5,167,150
12,365	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)	6/16 at 100.00	AAA	12,748,191
19,455	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2005C, 5.000%, 6/15/27 – NPFG Insured (UB)	6/15 at 100.00	AAA	20,578,915
1,485	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/34	6/23 at 100.00	AA+	1,588,608
9,285	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 – AMBAC Insured	6/14 at 100.00	AAA	9,341,824

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$3,845	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	$4,098,501
3,095	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	3,245,881
14,700	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – NPFG Insured (UB)	6/15 at 100.00	AAA	15,815,289
2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured	No Opt. Call	A1	1,592,867
96,920	Total Water and Sewer			101,364,608
$2,207,422	Total Long-Term Investments (cost $1,858,937,439)			1,875,174,312
	Floating Rate Obligations – (11.2)%			(132,720,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (2.3)% (6)			(27,680,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (4.3)% (7)			(50,700,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (41.1)% (8)			(488,800,000)
	Other Assets Less Liabilities – 1.2%			13,922,383
	Net Assets Applicable to Common Shares – 100%			$1,189,196,695

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 1.5%.
(7)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 2.7%.
(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.1%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
Assets & Liabilities
September 30, 2013

					New York
	New York		New York		Performance
	Value		Value 2		Plus
	(NNY	)	(NYV	)	(NNP	)
Assets
Investments, at value (cost $147,989,971, $32,756,458 and $338,562,400, respectively)	$149,745,598		$34,964,356		$341,308,336
Cash	—		15,943		1,497,477
Unrealized appreciation on swaps	—		182,941		—
Receivable for:
Interest	2,178,312		630,877		4,864,401
Investments sold	30,000		—		30,000
Deferred offering costs	—		—		1,194,280
Other assets	2,459		509		127,108
Total assets	151,956,369		35,794,626		349,021,602
Liabilities
Cash overdraft	1,638,513		—		—
Floating rate obligations	3,255,000		—		34,645,000
Payable for:
Common share dividends	419,055		120,064		902,494
Interest	—		—		—
Investments purchased	—		—		—
Offering costs	—		—		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		—
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	—		—		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		—		89,000,000
Accrued expenses:
Management fees	62,363		17,441		176,873
Directors/Trustees fees	897		221		45,362
Reorganization	—		—		—
Other	58,275		27,135		85,254
Total liabilities	5,434,103		164,861		124,854,983
Net assets applicable to common shares	$146,522,266		$35,629,765		$224,166,619
Common shares outstanding	15,191,165		2,349,612		15,063,511
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$9.65		$15.16		$14.88
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$151,912		$23,496		$150,635
Paid-in surplus	144,979,430		33,599,476		220,015,324
Undistributed (Over-distribution of) net investment income	502,627		205,995		2,605,453
Accumulated net realized gain (loss)	(867,330)		(590,041)		(1,350,729)
Net unrealized appreciation (depreciation)	1,755,627		2,390,839		2,745,936
Net assets applicable to common shares	$146,522,266		$35,629,765		$224,166,619
Authorized shares:
Common	250,000,000		Unlimited		200,000,000
Preferred	N/A		N/A		950,000

N/A – Fund is not authorized to issue preferred shares.

See accompanying notes to financial statements.

70	Nuveen Investments

	New York		New York		New York
	Dividend		Dividend		AMT-Free
	Advantage		Advantage 2		Income
	(NAN	)	(NXK	)	(NRK	)
Assets
Investments, at value (cost $203,355,215, $139,323,225 and $1,858,937,439, respectively)	$205,042,675		$139,861,656		$1,875,174,312
Cash	—		2,484,938		—
Unrealized appreciation on swaps	—		—		—
Receivable for:
Interest	3,011,771		2,089,864		25,712,765
Investments sold	15,000		—		9,615,312
Deferred offering costs	370,495		274,205		3,212,998
Other assets	9,948		4,312		544,161
Total assets	208,449,889		144,714,975		1,914,259,548
Liabilities
Cash overdraft	2,015,109		—		2,875,394
Floating rate obligations	17,465,000		12,150,000		132,720,000
Payable for:
Common share dividends	556,316		343,263		5,627,720
Interest	120,339		80,517		46,325
Investments purchased	—		2,059,200		14,826,720
Offering costs	—		—		58,821
MuniFund Term Preferred (MTP) Shares, at liquidation value	55,360,000		37,890,000		27,680,000
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	—		—		50,700,000
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		—		488,800,000
Accrued expenses:
Management fees	104,707		71,595		889,341
Directors/Trustees fees	1,190		822		197,424
Reorganization	—		—		195,311
Other	59,810		45,298		445,797
Total liabilities	75,682,471		52,640,695		725,062,853
Net assets applicable to common shares	$132,767,418		$92,074,280		$1,189,196,695
Common shares outstanding	9,265,330		6,488,516		87,618,504
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$14.33		$14.19		$13.57
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$92,653		$64,885		$876,185
Paid-in surplus	130,958,596		91,860,265		1,191,406,202
Undistributed (Over-distribution of) net investment income	1,083,630		240,029		8,167,274
Accumulated net realized gain (loss)	(1,054,921)		(629,330)		(27,489,839)
Net unrealized appreciation (depreciation)	1,687,460		538,431		16,236,873
Net assets applicable to common shares	$132,767,418		$92,074,280		$1,189,196,695
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of
Operations
Year Ended September 30, 2013

			New York	New York	New York	New York
	New York	New York	Performance	Dividend	Dividend	AMT-Free
	Value	Value 2	Plus	Advantage	Advantage 2	Income
	(NNY )	(NYV )	(NNP )	(NAN )	(NXK )	(NRK )
Investment Income	$7,055,768	$1,973,666	$16,430,120	$9,851,218	$6,561,115	$50,341,238
Expenses
Management fees	778,532	225,448	2,261,727	1,338,967	925,091	6,515,427
Shareholder servicing agent fees and expenses	24,835	190	24,262	23,318	17,599	77,211
Interest expense and amortization of offering costs	13,394	—	420,653	1,806,449	1,197,757	2,579,512
Liquidity fees	—	—	919,055	—	—	2,187,976
Remarketing fees	—	—	90,236	—	—	276,987
Custodian fees and expenses	34,960	10,976	65,779	42,144	31,911	120,593
Directors/Trustees fees and expenses	4,182	1,165	8,843	5,343	3,749	30,001
Professional fees	25,459	20,959	57,369	36,677	31,334	79,698
Shareholder reporting expenses	33,246	9,908	39,697	32,723	23,504	171,906
Stock exchange listing fees	8,597	326	8,547	38,525	15,890	43,629
Investor relations expenses	8,203	2,088	14,961	10,046	6,909	107,773
Reorganization expenses	—	—	—	—	—	391,638
Other expenses	12,829	6,946	49,023	38,639	35,380	70,375
Total expenses	944,237	278,006	3,960,152	3,372,831	2,289,124	12,652,726
Net investment income (loss)	6,111,531	1,695,660	12,469,968	6,478,387	4,271,991	37,688,512
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(880,642)	11,111	(920,503)	(801,059)	(533,765)	(13,911,765)
Change in net unrealized appreciation (depreciation) of:
Investments	(10,658,504)	(3,355,084)	(27,575,761)	(14,980,656)	(10,364,770)	(127,408,711)
Swaps	—	409,098	—	—	—	—
Net realized and unrealized gain (loss)	(11,539,146)	(2,934,875)	(28,496,264)	(15,781,715)	(10,898,535)	(141,320,476)
Net increase (decrease) in net assets applicable to common shares from operations	$(5,427,615)	$(1,239,215)	$(16,026,296)	$(9,303,328)	$(6,626,544)	$(103,631,964)

See accompanying notes to financial statements.

72	Nuveen Investments

Statement of
Changes in Net Assets

	New York Value (NNY)		New York Value 2 (NYV)		New York Performance Plus (NNP)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/13	9/30/12	9/30/13	9/30/12	9/30/13	9/30/12
Operations
Net investment income (loss)	$6,111,531	$6,383,358	$1,695,660	$1,683,539	$12,469,968	$12,923,555
Net realized gain (loss) from:
Investments	(880,642)	176,773	11,111	107,680	(920,503)	715,122
Swaps	—	—	—	(496,286)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(10,658,504)	7,141,141	(3,355,084)	2,341,526	(27,575,761)	14,379,139
Swaps	—	—	409,098	306,743	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(5,427,615)	13,701,272	(1,239,215)	3,943,202	(16,026,296)	28,017,816
Distributions to Common Shareholders
From net investment income	(5,954,061)	(6,356,338)	(1,578,939)	(1,577,484)	(12,948,803)	(13,265,348)
From accumulated net realized gains	(229,332)	—	—	—	(587,477)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(6,183,393)	(6,356,338)	(1,578,939)	(1,577,484)	(13,536,280)	(13,265,348)
Capital Share Transactions
Common shares:
Issued in the Reorganizations(1)	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	154,748	79,085	13,897	28,388	303,049	101,538
Net increase (decrease) in net assets applicable to common shares from capital share transactions	154,748	79,085	13,897	28,388	303,049	101,538
Net increase (decrease) in net assets applicable to common shares	(11,456,260)	7,424,019	(2,804,257)	2,394,106	(29,259,527)	14,854,006
Net assets applicable to common shares at the beginning of period	157,978,526	150,554,507	38,434,022	36,039,916	253,426,146	238,572,140
Net assets applicable to common shares at the end of period	$146,522,266	$157,978,526	$35,629,765	$38,434,022	$224,166,619	$253,426,146
Undistributed (Over-distribution of) net investment income at the end of period	$502,627	$391,069	$205,995	$98,959	$2,605,453	$3,052,887

(1)  Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further details.

See accompanying notes to financial statements.

Nuveen Investments	73

Statement of Changes in Net Assets (continued)

	New York Dividend Advantage (NAN)		New York Dividend Advantage 2 (NXK)		New York AMT-Free Income (NRK)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/13	9/30/12	9/30/13	9/30/12	9/30/13	9/30/12
Operations
Net investment income (loss)	$6,478,387	$6,772,762	$4,271,991	$4,657,528	$37,688,512	$2,325,727
Net realized gain (loss) from:
Investments	(801,059)	263,666	(533,765)	173,499	(13,911,765)	59,743
Swaps	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(14,980,656)	10,658,485	(10,364,770)	6,934,212	(127,408,711)	1,557,950
Swaps	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(9,303,328)	17,694,913	(6,626,544)	11,765,239	(103,631,964)	3,943,420
Distributions to Common Shareholders
From net investment income	(7,061,108)	(7,282,550)	(4,677,571)	(5,177,836)	(31,617,133)	(2,461,605)
From accumulated net realized gains	(285,372)	(54,665)	(148,587)	—	(74,697)	(36,118)
Decrease in net assets applicable to common shares from distributions to common shareholders	(7,346,480)	(7,337,215)	(4,826,158)	(5,177,836)	(31,691,830)	(2,497,723)
Capital Share Transactions
Common shares:
Issued in the Reorganizations(1)	—	—	—	—	1,270,370,280	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	10,707	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—	1,270,380,987	—
Net increase (decrease) in net assets applicable to common shares	(16,649,808)	10,357,698	(11,452,702)	6,587,403	1,135,057,193	1,445,697
Net assets applicable to common shares at the beginning of period	149,417,226	139,059,528	103,526,982	96,939,579	54,139,502	52,693,805
Net assets applicable to common shares at the end of period	$132,767,418	$149,417,226	$92,074,280	$103,526,982	$1,189,196,695	$54,139,502
Undistributed (Over-distribution of) net investment income at the end of period	$1,083,630	$1,399,104	$240,029	$476,312	$8,167,274	$173,738

(1) Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further details.

See accompanying notes to financial statements.

74	Nuveen Investments

Statement of
Cash Flows
Year Ended September 30, 2013

	New York	New York
	Performance	Dividend
	Plus	Advantage
	(NNP )	(NAN )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(16,026,296)	$(9,303,328)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(63,316,502)	(33,708,320)
Proceeds from sales and maturities of investments	58,339,193	30,007,744
Amortization (Accretion) of premiums and discounts, net	645,645	545,849
Assets and (Liabilities) acquired in the Reorganization, net	—	—
(Increase) Decrease in:
Receivable for interest	278,159	142,467
Receivable for investments sold	1,812,196	(15,000)
Other assets	(2,173)	5,642
Increase (Decrease) in:
Payable for interest	—	4
Payable for investments purchased	—	—
Accrued management fees	(10,860)	(6,656)
Accrued Directors/Trustees fees	2,917	(92)
Accrued reorganization expenses	—	—
Accrued other expenses	(12,096)	(4,227)
Net realized (gain) loss from investments	920,503	801,059
Change in net unrealized (appreciation) depreciation of investments	27,575,761	14,980,656
Taxes paid on undistributed capital gains	(3,019)	(15,150)
Net cash provided by (used in) operating activities	10,203,428	3,430,648
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(72,799)	404,883
Increase (Decrease) in:
Cash overdraft	—	2,015,109
Floating rate obligations	—	(270,000)
Payable for offering costs	—	(134,692)
VMTP Shares, at liquidation value	—	—
VRDP Shares, at liquidation value	—	—
Cash distributions paid to common shareholders	(13,261,852)	(7,366,937)
Net cash provided by (used in) financing activities	(13,334,651)	(5,351,637)
Net Increase (Decrease) in Cash	(3,131,223)	(1,920,989)
Cash at the beginning of period	4,628,700	1,920,989
Cash at the End of Period	$1,497,477	$—
Supplemental Disclosure of Cash Flow Information
	New York	New York
	Performance	Dividend
	Plus	Advantage
	(NNP )	(NAN )
Cash paid for interest (excluding amortization of offering costs)	$379,777	$1,531,353
Non-cash financing activities not included herein consists of reinvestments of common share distributions	303,049	—

See accompanying notes to financial statements.

Nuveen Investments	75

Statement of Cash Flows (continued)

	New York	New York
	Dividend	AMT-Free
	Advantage 2	Income
	(NXK )	(NRK )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(6,626,544)	$(103,631,964)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(26,905,348)	(339,549,872)
Proceeds from sales and maturities of investments	25,473,620	313,768,118
Amortization (Accretion) of premiums and discounts, net	420,467	865,055
Assets and (Liabilities) acquired in the Reorganization, net	—	(502,179,068)
(Increase) Decrease in:
Receivable for interest	77,023	(24,737,944)
Receivable for investments sold	—	(9,615,312)
Other assets	3,916	(537,368)
Increase (Decrease) in:
Payable for interest	—	(12,495)
Payable for investments purchased	919,413	14,826,720
Accrued management fees	(6,109)	847,896
Accrued Directors/Trustees fees	(65)	196,906
Accrued reorganization expenses	—	195,311
Accrued other expenses	(8,539)	397,344
Net realized (gain) loss from investments	533,765	13,911,765
Change in net unrealized (appreciation) depreciation of investments	10,364,770	127,408,711
Taxes paid on undistributed capital gains	(8,721)	(5,965)
Net cash provided by (used in) operating activities	4,237,648	(507,852,162)
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	168,201	(2,870,266)
Increase (Decrease) in:
Cash overdraft	—	2,875,394
Floating rate obligations	—	(6,185,000)
Payable for offering costs	—	52,996
VMTP Shares, at liquidation value	—	50,700,000
VRDP Shares, at liquidation value	—	488,800,000
Cash distributions paid to common shareholders	(4,895,717)	(26,250,982)
Net cash provided by (used in) financing activities	(4,727,516)	507,122,142
Net Increase (Decrease) in Cash	(489,868)	(730,020)
Cash at the beginning of period	2,974,806	730,020
Cash at the End of Period	$2,484,938	$—
Supplemental Disclosure of Cash Flow Information
	New York	New York
	Dividend	AMT-Free
	Advantage 2	Income
	(NXK )	(NRK )
Cash paid for interest (excluding amortization of offering costs)	$1,026,263	$2,331,454
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	10,707

See accompanying notes to financial statements.

76	Nuveen Investments

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Nuveen Investments	77

Financial
Highlights
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired	Initial Offering Costs	Ending Common Share Net Asset Value	Ending Market Value
New York Value (NNY)
Year Ended 9/30:
2013	$10.41	$.40	$(.75)	$(.35)	$(.39)	$(.02)	$(.41)	$—	$—	$9.65	$8.97
2012	9.93	.42	.48	.90	(.42)	—	(.42)	—	—	10.41	10.55
2011	10.02	.43	(.08)	.35	(.43)	(.01)	(.44)	—	—	9.93	9.47
2010	9.91	.42	.14	.56	(.43)	(.02)	(.45)	—	—	10.02	9.88
2009	9.28	.43	.73	1.16	(.43)	(.10)	(.53)	—	—	9.91	9.51

New York Value 2 (NYV)
Year Ended 9/30:
2013	16.36	.72	(1.25)	(.53)	(.67)	—	(.67)	—	—	15.16	13.99
2012	15.36	.72	.95	1.67	(.67)	—	(.67)	—	—	16.36	16.33
2011	16.10	.75	(.74)	.01	(.75)	—	(.75)	—	—	15.36	14.13
2010	15.91	.79	.17	.96	(.77)	—	(.77)	—	—	16.10	15.38
2009(c)	14.33	.23	1.64	1.87	(.26)	—	(.26)	—	(.03)	15.91	14.84

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

78	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares
Based on Common Share Net Asset Value (a)	Based on Market Value (a)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(b)	Net Investment Income (Loss)		Portfolio Turnover Rate	(d)

(3.51)%	(11.41)%	$146,522.61%			3.97%		21%
9.23	16.11	157,979.65			4.14		10
3.62	.39	150,555.65			4.40		10
5.82	8.78	152,031.67			4.30		5
13.00	11.78	150,063.71			4.58		3

(3.36)	(10.46)	35,630.74			4.50		3
11.12	20.74	38,434.75			4.55		10
.27	(3.15)	36,040.77			4.99		18
6.26	9.12	37,796.74			5.04		2
12.99	.73	37,347.84		*	3.66	*	4

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

New York Value (NNY)
Year Ended 9/30:
2013	.01%
2012	.01
2011	.01
2010	.01
2009	.03

New York Value 2 (NYV)
Year Ended 9/30:
2013	—%
2012	—
2011	—
2010	—
2009(c)	—

(c)	For the period April 28, 2009 (commencement of operations) through September 30, 2009.
(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New York Performance Plus (NNP)
Year Ended 9/30:
2013	$16.84	$.83	$(1.89)	$—	$—		$(1.06)	$(.86)	$(.04)	$(.90)	$—		$14.88	$13.68
2012	15.86	.86	1.00	—	—		1.86	(.88)	—	(.88)	—		16.84	17.18
2011	16.05	.88	(.18)	—	—		.70	(.88)	(.01)	(.89)	—		15.86	14.93
2010	15.63	.91	.38	(.01)	—	*	1.28	(.84)	(.02)	(.86)	—		16.05	15.52
2009	13.74	.96	1.89	(.05)	(.04)		2.76	(.74)	(.13)	(.87)	—	*	15.63	14.77

New York Dividend Advantage (NAN)
Year Ended 9/30:
2013	16.13	.70	(1.71)	—	—		(1.01)	(.76)	(.03)	(.79)	—		14.33	12.91
2012	15.01	.73	1.19	—	—		1.92	(.79)	(.01)	(.80)	—		16.13	16.00
2011	15.17	.76	(.10)	— *	—		.66	(.79)	(.03)	(.82)	—		15.01	13.70
2010	14.82	.84	.34	(.01)	—	*	1.17	(.78)	(.04)	(.82)	—		15.17	14.43
2009	13.12	.93	1.68	(.06)	(.03)		2.52	(.73)	(.09)	(.82)	—		14.82	13.38

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $.01 per share.

80	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Common Share Net Asset Value (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(f)

(6.57)%	(15.66)%	$224,167	1.63%		5.12%	N/A		N/A	16%
12.05	21.58	253,426	1.64		5.27	N/A		N/A	11
4.78	2.30	238,572	1.77		5.77	N/A		N/A	6
8.46	11.39	241,450	1.53		5.84	N/A		N/A	9
21.05	42.29	235,108	1.39		6.91	N/A		N/A	1

(6.48)	(14.81)	132,767	2.35		4.51	N/A		N/A	14
13.05	23.20	149,417	2.37		4.71	N/A		N/A	9
4.75	.98	139,060	2.42		5.26	N/A		N/A	10
8.28	14.63	140,525	1.74		5.74	N/A		N/A	10
20.29	26.58	137,268	1.37		7.07	1.31%		7.13%	4

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), MTP Shares and/or VRDP Shares, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of August 1, 2009, the Adviser is no longer reimbursing New York Dividend Advantage (NAN) for any fees and expenses.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 –Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

New York Performance Plus (NNP)
Year Ended 9/30:
2013	.59%
2012	.61
2011	.70
2010	.40
2009	.22

New York Dividend Advantage (NAN)
Year Ended 9/30:
2013	1.26%
2012	1.27
2011	1.27
2010	.63
2009	.20

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A	Fund did not have, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New York Dividend Advantage 2 (NXK)
Year Ended 9/30:
2013	$15.96	$.66	$(1.69)	$—	$—		$(1.03)	$(.72)	$(.02)	$(.74)	$—		$14.19	$12.69
2012	14.94	.72	1.10	—	—		1.82	(.80)	—	(.80)	—		15.96	15.51
2011	15.13	.74	(.13)	—	—		.61	(.80)	—	(.80)	—		14.94	13.60
2010	14.76	.83	.36	(.01)	—	*	1.18	(.80)	(.01)	(.81)	—		15.13	14.37
2009	13.14	.92	1.66	(.05)	(.04)		2.49	(.73)	(.14)	(.87)	—	*	14.76	13.41

New York AMT-Free Income (NRK)
Year Ended 9/30:
2013	15.44	.76	(1.87)	—	—		(1.11)	(.74)	(.02)	(.76)	—		13.57	12.24
2012	15.03	.66	.46	—	—		1.12	(.70)	(.01)	(.71)	—		15.44	15.29
2011	15.36	.65	(.24)	—	—		.41	(.74)	—	(.74)	—		15.03	13.86
2010	15.18	.77	.23	(.01)	(.01)		.98	(.73)	(.07)	(.80)	—		15.36	14.75
2009	13.31	.83	1.81	(.10)	—	*	2.54	(.66)	(.01)	(.67)	—	*	15.18	13.70

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $.01 per share.

82	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Common Share Net Asset Value	(b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(f)

(6.67)%		(13.85)%	$92,074	2.30%		4.29%	N/A		N/A	17%
12.47		20.38	103,527	2.32		4.66	N/A		N/A	10
4.38		.49	96,940	2.44		5.12	2.41%		5.16%	14
8.27		13.65	98,156	1.74		5.54	1.63		5.65	6
20.06		29.95	95,751	1.36		6.83	1.18		7.01	0

(7.40)		(15.46)	1,189,197	1.77		5.26	N/A		N/A	27
7.63		15.78	54,140	2.82		4.35	N/A		N/A	15
2.91		(.81)	52,694	2.91		4.44	2.89		4.47	6
6.70	*	13.97	53,866	1.95		5.01	1.81		5.15	4
19.67		25.65	53,223	1.40		5.77	1.13		6.04	4

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP, VMTP and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 and November 30, 2010, the Adviser is no longer reimbursing New York Dividend Advantage 2 (NXK) and New York AMT-Free Income (NRK), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

New York Dividend Advantage 2 (NXK)
Year Ended 9/30:
2013	1.20%
2012	1.20
2011	1.29
2010	.63
2009	.20

New York AMT-Free Income (NRK)
Year Ended 9/30:
2013	.70%
2012	1.59
2011	1.66
2010	.77
2009	.09

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the long-term market value during the period.
*
During the fiscal year ended September 30, 2010, New York AMT-Free Income (NRK) received payments from the Adviser of $35,020 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return on Common Share Net Asset Value.

N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VRDP Shares at the End of Period		ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
New York Performance Plus (NNP)
Year Ended 9/30:
2013	$—	$—	$—	$—	$89,000	$351,873	$—
2012	—	—	—	—	89,000	384,748	—
2011	—	—	—	—	89,000	368,059	—
2010	—	—	—	—	89,000	371,292	—
2009	87,650	92,059	—	—	—	—	—

New York Dividend Advantage (NAN)
Year Ended 9/30:
2013	—	—	55,360	33.98	—	—	—
2012	—	—	55,360	36.99	—	—	—
2011	—	—	55,360	35.12	—	—	—
2010	21,900	92,690	30,000	37.08	—	—	3.71
2009	51,400	91,765	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2013	2012	2011		2010	(b)
New York Dividend Advantage (NAN)
Series 2015 (NAN PRC)
Ending Market Value per Share	$10.09	$10.08	$10.09		$10.16
Average Market Value per Share	10.09	10.11	10.08		10.09	^
Series 2016 (NAN PRD)
Ending Market Value per Share	10.02	10.09	10.06		—
Average Market Value per Share	10.10	10.11	9.95	^^	—

(b)	The Fund did not issue MTP Shares prior to the fiscal year ended September 30, 2010.
^	For the period December 21, 2009 (first issuance date of shares) through September 30, 2010.
^^	For the period December 13, 2010 (first issuance date of shares) through September 30, 2011.

See accompanying notes to financial statements.

84	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MTP, VMTP and VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
New York Dividend Advantage 2 (NXK)
Year Ended 9/30:
2013	$—	$—	$37,890	$34.30	$—	$—	$—	$—	$—
2012	—	—	37,890	37.32	—	—	—	—	—
2011	—	—	37,890	35.58	—	—	—	—	—
2010	—	—	37,890	35.91	—	—	—	—	—
2009	34,100	95,198	—	—	—	—	—	—	—

New York AMT-Free Income (NRK)
Year Ended 9/30:
2013	—	—	27,680	30.97	50,700	309,668	488,800	309,668	3.10
2012	—	—	27,680	29.56	—	—	—	—	—
2011	—	—	27,680	29.04	—	—	—	—	—
2010	—	—	27,680	29.46	—	—	—	—	—
2009	27,000	74,281	—	—	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2013	2012	2011	2010	(b)
New York Dividend Advantage 2 (NXK)
Series 2015 (NXK PRC)
Ending Market Value per Share	$10.05	$10.07	$10.11	$10.14
Average Market Value per Share	10.06	10.09	10.05	10.05	Ω

New York AMT-Free Income (NRK)
Series 2015 (NRK PRC)
Ending Market Value per Share	10.01	10.14	10.10	10.33
Average Market Value per Share	10.07	10.10	10.06	10.09	Ω

(b)	The Funds did not issue MTP Shares prior to the fiscal year ended September 30, 2010.
Ω	For the period April 14, 2010 (first issuance date of shares) through September 30, 2010

See accompanying notes to financial statements.

Nuveen Investments	85

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•           Nuveen New York Municipal Value Fund, Inc. (NNY) (“New York Value (NNY)”)
•           Nuveen New York Municipal Value Fund 2 (NYV) (“New York Value 2 (NYV)”)
•           Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (“New York Performance Plus (NNP)”)
•           Nuveen New York Dividend Advantage Municipal Fund (NAN) (“New York Dividend Advantage (NAN)”)
•           Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) (“New York Dividend Advantage 2 (NXK)”)
•           Nuveen New York AMT-Free Municipal Income Fund (NRK) (“New York AMT-Free Income (NRK)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for New York Municipal Value 2 (NYV)), closed-end registered investment companies. Common shares of New York Value (NNY), New York Performance Plus (NNP), New York Dividend Advantage (NAN) New York Dividend Advantage 2 (NKX) and New York AMT-Free Income (NRK) are traded on the NYSE (Common shares of New York Dividend Advantage 2 (NKX) and New York AMT-Free Income (NRK) were formerly traded on the NYSE MKT.) Common shares of New York Value 2 (NYV) are traded on the NYSE MKT. New York Value (NNY) and New York Performance Plus (NNP) were incorporated under the state laws of Minnesota on July 14, 1987 and October 6, 1989, respectively. New York Value 2 (NYV), New York Dividend Advantage (NAN), New York Dividend Advantage 2 (NXK) and New York AMT-Free Income (NRK) were organized as Massachusetts business trusts on January 26, 2009, December 1, 1998, June 1, 1999 and April 9, 2002, respectively.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of New York AMT-Free Income (NRK) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

Investment Adviser
On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Reorganizations
Effective before the opening of business on March 11, 2013, certain New York funds (the “Acquired Funds”)  were reorganized into one, larger-state Fund (the “Acquiring Fund”) included in this report (each a “Reorganization” and collectively the “Reorganizations”) as follows:

Acquired Funds	Acquiring Fund
Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)	New York AMT-Free Income (NRK)
(“New York Investment Quality”)
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
(“New York Select Quality”)
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
(“New York Quality Income”)
Nuveen New York Premium Income Municipal Fund, Inc. (NNF)
(“New York Premium Income”)
Nuveen New York Dividend Advantage Municipal Income Fund (NKO)
(“New York Dividend Advantage Income”)

86	Nuveen Investments

The Reorganizations of the Funds were approved by the shareholders of the Acquired Funds at a special meeting on January 28, 2013.

On August 6, 2013, the Funds’ Board of Directors/Trustees approved a series of reorganizations for certain New York funds included in this report. The reorganizations are intended to create one, larger-state Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;
•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;
•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and
•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Fund
New York Performance Plus (NNP)	New York Dividend Advantage (NAN)
New York Dividend Advantage 2 (NXK)

The reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings in early 2014.

Upon the closing of a reorganization, the Acquired Fund transfers its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. The Acquired Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Acquired Fund become shareholders of the Acquiring Fund. Holders of common shares of the Acquired Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value of which was equal to the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Fund receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Acquired Fund held immediately prior to the reorganization.

Details of the Funds’ effective Reorganizations are further described in the Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares sections of this footnote and Note 8 – Fund Reorganizations.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of September 30, 2013, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	New York
	AMT-Free
	Income
	(NRK	)
Outstanding when-issued/delayed delivery purchase commitments	$8,649,120

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Nuveen Investments	87

Notes to Financial Statements (continued)

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund except New York Value (NNY) and New York Value 2 (NYV) is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Each Fund’s MTP Shares are issued in one or more Series and trade on the NYSE. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances.

				Shares Outstanding	Annual
		NYSE	Shares	at $10 Per Share	Interest
	Series	Ticker	Outstanding	Liquidation Value	Rate
New York Dividend Advantage (NAN)
	2015	NAN PRC	3,000,000	$30,000,000	2.70%
	2016	NAN PRD	2,536,000	25,360,000	2.50
New York Dividend Advantage 2 (NXK)
	2015	NXK PRC	3,789,000	$37,890,000	2.55%
New York AMT-Free Income (NRK)
	2015	NRK PRC	2,768,000	$27,680,000	2.55%

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE ticker symbol are as follows:

			Term	Optional	Premium
		NYSE	Redemption	Redemption	Expiration
	Series	Ticker	Date	Date	Date
New York Dividend Advantage (NAN)
	2015	NAN PRC	January 1, 2015	January 1, 2011	December 31, 2011
	2016	NAN PRD	January 1, 2016	January 1, 2012	December 31, 2012
New York Dividend Advantage 2 (NXK)
	2015	NXK PRC	May 1, 2015	May 1, 2011	April 30, 2012
New York AMT-Free Income (NRK)
	2015	NRK PRC	May 1, 2015	May 1, 2011	April 30, 2012

The average liquidation value for all series of each Fund’s MTP Shares outstanding during the fiscal year ended September 30, 2013, was as follows:

	New York		New York		New York
	Dividend		Dividend		AMT-Free
	Advantage		Advantage 2		Income
	(NAN	)	(NXK	)	(NRK	)
Average liquidation value of MTP Shares outstanding	$55,360,000		$37,890,000		$27,680,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (MTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and

88	Nuveen Investments

amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate MuniFund Term Preferred Shares
In connection with New York AMT-Free Income’s (NRK) Reorganizations, holders of Variable Rate MuniFund Term Preferred (“VMTP”) Shares of the Acquired Fund received on a one-for-one basis newly issued VMTP Shares of the Acquiring Fund, in exchange for VMTP Shares of the Acquired Fund held immediately prior to the Reorganizations. New York AMT-Free Income (NRK) Series 2014 VMTP Shares were issued in conjunction with the Reorganization of New York Premium Income (NNF).

As of September 30, 2013, the number of VMTP Shares outstanding, at liquidation value, for the Fund is as follows:

			Shares
			Outstanding
			at $100,000
		Shares	Per Share
	Series	Outstanding	Liquidation Value
New York AMT-Free Income (NRK)
	2014	507	$50,700,000

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s VMTP Shares are as follows:

		Term	Optional	Premium
		Redemption	Redemption	Expiration
	Series	Date	Date	Date
New York AMT-Free Income (NRK)
	2014	October 1, 2014	October 1, 2012	September 30, 2012

The average liquidation value of VMTP Shares outstanding and annualized dividend rate of VMTP Shares for the Fund during the fiscal year ended September 30, 2013, were as follows:

	New York
	AMT-Free
	Income
	(NRK	)*
Average liquidation value of VMTP Shares outstanding	$50,700,000
Annualized dividend rate	1.15%

*	For the period March 11, 2013 (effective date of the Reorganizations) through September 30, 2013.

Dividends on VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. VMTP shares generally do not trade, and market quotations are generally not available.  VMTP shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP shares is expected to be approximately their liquidation (“par”) value so long as the fixed “spread” on the VMTP shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment.  In present market conditions, the Funds’ Adviser has determined that fair value of VMTP shares is their liquidation value, but their fair value could vary if market conditions change materially.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Nuveen Investments	89

Notes to Financial Statements (continued)

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. New York Performance Plus (NNP) issued its VRDP Shares in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

In connection with New York AMT-Free Income’s (NRK) Reorganizations, holders of VRDP Shares of the Acquired Funds received on a one-for-one basis newly issued VRDP Shares of the Acquiring Fund, in exchange for VRDP Shares of the Acquired Funds held immediately prior to the Reorganizations. New York AMT-Free Income (NRK) Series 1, Series 2, Series 3 and Series 4 VRDP Shares were issued in conjunction with the Reorganizations of New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and New York Dividend Advantage Income (NKO), respectively.

As of September 30, 2013, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

			Shares Outstanding at
		Shares	$100,000 Per Share
	Series	Outstanding	Liquidation Value	Maturity
New York Performance (NNP)
	1	890	$89,000,000	March 1, 2040
New York AMT-Free Income (NRK)
	1	1,123	$112,300,000	August 1, 2040
	2	1,648	$164,800,000	August 1, 2040
	3	1,617	$161,700,000	December 1, 2040
	4	500	$50,000,000	June 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% of the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended September 30, 2013, were as follows:

	New York		New York
	Performance		AMT-Free
	Plus		Income
	(NNP	)	(NRK	)*
Average liquidation value of VRDP Shares outstanding	$89,000,000		$488,800,000
Annualized dividend rate	0.23%		0.18%

*	For the period March 11, 2013 (effective date of the Reorganization) through September 30, 2013.

For financial reporting purposes only, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (VRDP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

90	Nuveen Investments

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation
Prices of municipal bonds and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of those securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	91

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

New York Value (NNY)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$149,745,598	$—	$149,745,598

New York Value 2 (NYV)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$34,964,356	$—	$34,964,356
Derivatives:
Swaps**	—	182,941	—	182,941
Total	$—	$35,147,297	$—	$35,147,297

New York Performance Plus (NNP)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$341,308,336	$—	$341,308,336

New York Dividend Advantage (NAN)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$205,042,675	$—	$205,042,675

New York Dividend Advantage 2 (NXK)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$139,861,656	$—	$139,861,656

New York AMT-Free Income (NRK)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$1,875,174,312	$—	$1,875,174,312

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

92	Nuveen Investments

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended September 30, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of September 30, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

					New York		New York		New York		New York
	New York		New York		Performance		Dividend		Dividend		AMT-Free
	Value		Value 2		Plus		Advantage		Advantage 2		Income
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Maximum exposure to Recourse Trusts	$—		$2,000,000		$9,375,000		$7,245,000		$—		$31,665,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended September 30, 2013, were as follows:

					New York		New York		New York		New York
	New York		New York		Performance		Dividend		Dividend		AMT-Free
	Value		Value 2		Plus		Advantage		Advantage 2		Income
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Average floating rate obligations outstanding	$3,255,000		$—		$34,645,000		$17,488,671		$12,150,000		$143,676,014
Average annual interest rate and fees	.41%		—%		.51%		.50%		.49%		.55%

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Nuveen Investments	93

Notes to Financial Statements (continued)

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts
Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying a Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on swaps, net” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

A Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” A Fund intends, but is not obligated, to terminate its forward interest rate swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended September 30, 2013, New York Value 2 (NYV) entered into swap transactions to manage the duration of the Fund’s portfolio and to reduce its price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark.

The average notional amount of swap contracts outstanding during the fiscal year ended September 30, 2013 was as follows:

	New York
	Value 2
	(NYV	)
Average notional amount of swap contracts outstanding*	$2,750,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by New York Value 2 (NYV) as of September 30, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
		Unrealized appreciation
Interest rate	Swaps	on swaps	$182,941	—	$—

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts for the fiscal year ended September 30, 2013, and the primary risk exposure.

					Change in Net
					Unrealized
	Underlying	Derivative	Net Realized		Appreciation
Fund	Risk Exposure	Instrument	Gain (Loss	)	(Depreciation	)
New York Value 2 (NYV)	Interest rate	Swaps	$—		$409,098

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

94	Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
The Funds have not repurchased any of their outstanding common shares during the fiscal years ended September 30, 2013 or September 30, 2012.

Transactions in common shares were as follows:

	New York Value (NNY)		New York Value 2 (NYV)		New York Performance Plus (NNP)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/13	9/30/12	9/30/13	9/30/12	9/30/13	9/30/12
Common shares:
Issued to shareholders due to reinvestment of distributions	14,833	7,655	849	1,763	17,886	6,054

	New York Dividend Advantage (NAN)		New York Dividend Advantage 2 (NXK)		New York AMT-Free Income (NRK)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/13	9/30/12	9/30/13	9/30/12	9/30/13	9/30/12
Common shares:
Issued in the Reorganizations(1)	—	—	—	—	84,111,257	—
Issued to shareholders due to reinvestment of distributions	—	—	—	—	687	—

(1)   Refer to Note 8 – Fund Reorganizations for further details.

Preferred Shares
New York Dividend Advantage (NAN), New York Dividend Advantage 2 (NXK) and New York AMT-Free Income (NRK) did not have any transactions in MTP Shares during the fiscal years ended September 30, 2013 and September 30, 2012.

New York AMT-Free Income (NRK) did not have any transactions in VMTP Shares during the year ended September 30, 2012.

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended September 30, 2013
New York AMT-Free Income (NRK)	Series	Shares	Amount
VMTP Shares issued in connection with the Reorganizations(1)	2014	507	$50,700,000

(1)   Refer to Note 8 – Fund Reorganizations for further details.

New York Performance Plus (NNP) did not have any transactions in VRDP Shares during the fiscal years ended September 30, 2013 and September 30, 2012. New York AMT-Free Income (NRK) did not have any transactions in VRDP Shares during the year ended September 30, 2012.

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended September 30, 2013
New York AMT-Free Income (NRK)	Series	Shares	Amount
VRDP Shares issued in connection with the Reorganizations(1)
	1	1,123	$112,300,000
	2	1,648	164,800,000
	3	1,617	161,700,000
	4	500	50,000,000
Total		4,888	$488,800,000

(1)   Refer to Note 8 – Fund Reorganizations for further details.

Nuveen Investments	95

Notes to Financial Statements (continued)

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended September 30, 2013, were as follows:

					New York		New York		New York		New York
	New York		New York		Performance		Dividend		Dividend		AMT-Free
	Value		Value 2		Plus		Advantage		Advantage 2		Income
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Purchases	$37,185,379		$1,521,424		$63,316,502		$33,708,320		$26,905,348		$339,549,872
Sales and maturities	32,746,537		1,192,708		58,339,193		30,007,744		25,473,620		313,768,118

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of New York AMT-Free Income (NRK) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of September 30, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

					New York		New York		New York		New York
	New York		New York		Performance		Dividend		Dividend		AMT-Free
	Value		Value 2		Plus		Advantage		Advantage 2		Income
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Cost of investments	$144,387,263		$32,543,409		$303,231,028		$185,643,359		$126,991,681		$1,726,472,037
Gross unrealized:
Appreciation	$6,024,296		$3,077,027		$15,099,577		$7,523,863		$5,200,587		$80,028,282
Depreciation	(3,923,061)		(656,080)		(11,665,883)		(5,589,980)		(4,479,324)		(64,038,856)
Net unrealized appreciation (depreciation) of investments	$2,101,235		$2,420,947		$3,433,694		$1,933,883		$721,263		$15,989,426

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, distribution reclasses and reorganization adjustments resulted in reclassifications among the Funds’ components of common share net assets as of September 30, 2013, the Funds’ tax year end, as follows:

					New York		New York	New York	New York
	New York		New York		Performance		Dividend	Dividend	AMT-Free
	Value		Value 2		Plus		Advantage	Advantage 2	Income
	(NNY	)	(NYV	)	(NNP	)	(NAN )	(NXK )	(NRK	)
Paid-in-surplus	$—		$7,456		$(34,902)		$(247,629)	$(154,044)	$11,157,445
Undistributed (Over-distribution of) net investment income	(45,912)		(9,685)		31,401		267,247	169,297	1,922,157
Accumulated net realized gain (loss)	45,912		2,229		3,501		(19,618)	(15,253)	(13,079,602)

96	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of September 30, 2013, the Funds’ tax year end, were as follows:

					New York		New York		New York		New York
	New York		New York		Performance		Dividend		Dividend		AMT-Free
	Value		Value 2		Plus		Advantage		Advantage 2		Income
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Undistributed net tax-exempt income1	$611,241		$122,642		$3,015,187		$1,543,739		$534,485		$12,015,027
Undistributed net ordinary income2	16,703		1,884		—		3,005		16,899		—
Undistributed net long-term capital gains	—		—		—		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 3, 2013, and paid on October 1, 2013.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2013 and September 30, 2012, was designated for purposes of the dividends paid deduction as follows:

					New York		New York		New York		New York
	New York		New York		Performance		Dividend		Dividend		AMT-Free
	Value		Value 2		Plus		Advantage		Advantage 2		Income
2013	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Distributions from net tax-exempt income3	$5,991,531		$1,578,892		$13,147,980		$8,518,069		$5,706,057		$27,301,455
Distributions from net ordinary income2	24,301		—		40,530		10,192		12,328		1
Distributions from net long-term capital gains4	220,219		—		587,618		285,372		148,587		74,697

					New York		New York		New York		New York
	New York		New York		Performance		Dividend		Dividend		AMT-Free
	Value		Value 2		Plus		Advantage		Advantage 2		Income
2012	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Distributions from net tax-exempt income	$6,371,242		$1,577,385		$13,524,780		$8,726,540		$6,144,031		$3,167,445
Distributions from net ordinary income2	—		—		—		—		—		—
Distributions from net long-term capital gains	—		—		—		54,665		—		36,118

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended September 30, 2013, as Exempt Interest Dividends.
4
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2013.

As of September 30, 2013, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	New York
	Value 2
	(NYV	)
Not subject to expiration:
Short-term losses	$63,107
Long-term losses	526,934

During the Funds’ tax year ended September 30, 2013, the following Fund utilized capital loss carryforwards as follows:

	New York
	Value 2
	(NYV	)
Utilized capital loss carryforwards	$3,282

Nuveen Investments	97

Notes to Financial Statements (continued)

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

			New York		New York		New York		New York
	New York		Performance		Dividend		Dividend		AMT-Free
	Value		Plus		Advantage		Advantage 2		Income
	(NNY	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Post-October capital losses5	$867,331		$969,128		$858,827		$539,144		$13,771,873
Late-year ordinary losses6	—		—		—		—		—

5	Capital losses incurred from November 1, 2012 through September 30, 2013, the Funds’ tax year end.
6	Ordinary losses incurred from January 1, 2013 through September 30, 2013, and specified losses incurred from November 1, 2012 through September 30, 2013.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for New York Value (NNY) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

New York Value (NNY) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets* of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee for the following Funds, payable monthly, is calculated according to the following schedules:

New York Performance Plus (NNP)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

New York Value 2 (NYV)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

New York Dividend Advantage (NAN)
New York Dividend Advantage 2 (NXK)
New York AMT-Free Income (NRK)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

98	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2013, the complex-level fee rate for each of these Funds was .1686%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Fund Reorganizations
The following Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization, were as follows:

									New York
	New York		New York		New York		New York		Dividend
	Investment		Select		Quality		Premium		Advantage
	Quality		Quality		Income		Income		Income
	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)
Cost of investments	$345,561,591		$472,750,396		$474,769,314		$162,179,853		$154,397,170
Fair value of investments	376,348,298		521,396,683		519,126,736		176,673,173		167,003,737
Net unrealized appreciation (depreciation) of investments	30,786,707		48,646,287		44,357,422		14,493,320		12,606,567

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Nuveen Investments	99

Notes to Financial Statements (continued)

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and net asset value (“NAV”) per common share immediately before and after the Reorganizations are as follows:

									New York
	New York		New York		New York		New York		Dividend
	Investment		Select		Quality		Premium		Advantage
	Quality		Quality		Income		Income		Income
Acquired Funds – Prior to Reorganizations	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)
Common shares outstanding	17,542,953		23,230,215		23,782,336		8,264,230		7,937,601
Net assets applicable to common shares	$271,545,473		$366,948,175		$367,935,364		$129,402,295		$122,538,253
NAV per common share outstanding	$15.48		$15.80		$15.47		$15.66		$15.44

									New York
									AMT-Free
									Income
Acquiring Fund – Prior to Reorganizations									(NRK	)
Common shares outstanding									3,507,247
Net assets applicable to common shares									$52,471,137
NAV per common share outstanding									$14.96

									New York
									AMT-Free
									Income
Acquiring Fund – Post Reorganizations									(NRK	)
Common shares outstanding									87,618,504
Net assets applicable to common shares									$1,310,840,698
NAV per common share outstanding									$14.96

The beginning of the Acquired Funds’ current fiscal period was October 1, 2012. Assuming the Reorganizations had been completed on October 1, 2012, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the fiscal year ended September 30, 2013, are as follows:

New York
AMT-Free
Income
(NRK )
Net investment income (loss)	$64,190,318
Net realized and unrealized gains (losses)	(132,000,423)
Change in net assets resulting from operations	(67,810,105)

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.

In connection with the Reorganizations, the Acquiring Fund has incurred certain associated costs and expenses. Such amounts are included as components of “Accrued Reorganization expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

100	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities ; member, Mid-America Health System; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206

■	ROBERT P. BREMNER 1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
206

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
206

Nuveen Investments	101

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	JOHN K. NELSON
	1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
206

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
206

102	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135

■	THOMAS S. SCHREIER, JR. (2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					206

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

Nuveen Investments	103

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206

■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					206

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	206

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	206

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					206

104	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

■	JOEL T. SLAGER 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

(1)
For New York Municipal Value Fund, Inc. (NNY), New York Municipal Value Fund 2 (NYV), New York Dividend Advantage Municipal Fund (NAN) New York Dividend Advantage 2 (NXK) and New York AMT-Free Municipal Income (NRK), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New York Performance Plus Fund (NNP), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	105

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update

106	Nuveen Investments

the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and the Sub-Adviser’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

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In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisers throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013 (or for such shorter periods available for the Nuveen New York Municipal Value Fund 2 (the “Municipal Value Fund 2”), which did not exist for part of the foregoing time frame). In addition, with respect to closed-end funds (such as the Funds), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds (including the Nuveen New York AMT-Free Municipal Income Fund (the “AMT-Free Fund”), the Nuveen New York Municipal Value Fund, Inc. (the “Municipal Value Fund”) and the Municipal Value Fund 2) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members observed that the Nuveen New York Dividend Advantage Municipal Fund (the “Dividend Advantage Fund”) demonstrated generally favorable performance in comparison to peers, and that although such Fund performed in the third quartile for the one-year period, it performed in the second quartile for the three- and five-year periods and outperformed its benchmark for the one-, three- and five-year periods. In addition, the Independent Board Members observed that the Nuveen New York Performance Plus Municipal Fund, Inc. (the “Performance Plus Fund”) and the Nuveen New York Dividend Advantage Municipal Fund 2 (the “Dividend Advantage Fund 2”) had satisfactory performance in comparison to peers. In this regard, although the Performance Plus Fund performed in the third quartile for the one- and three-year periods, such Fund performed in the first quartile for the five-year period and outperformed its benchmark for the one-, three- and five-year periods. With respect to the Dividend Advantage Fund 2, such Fund performed in the second or third quartile over various periods and also outperformed its benchmark for the one-, three- and five-year periods. In considering the performance data for the other Funds, given that, as noted above, the Performance Peer Group for each such Fund was classified as irrelevant, thereby limiting the usefulness of the peer comparison data, the Board also considered such Funds’ performance compared to their respective benchmarks. In this regard, the Independent Board Members noted that the Municipal Value Fund 2 outperformed its benchmark in the one- and three-year periods and that the Municipal Value Fund outperformed its benchmark in the one- and three-year periods and provided generally comparable returns to its benchmark in the five-year period. With respect to the AMT-Free Fund, the Independent Board Members observed that although such Fund underperformed its benchmark in the one-year period, it provided generally comparable performance to its benchmark in the three-year period and outperformed its benchmark in the five-year period. The Board also recognized that such Fund’s prior insurance mandate detracted from performance and that such mandate was recently removed.

110	Nuveen Investments

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Funds other than the Dividend Advantage Fund 2 and the AMT-Free Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements) that were below or in line with their respective peer averages. The Independent Board Members observed that the Dividend Advantage Fund 2 had a net management fee that was slightly higher than its peer average, but a net expense ratio that was in line with its peer average, while the AMT-Free Fund had a net management fee that was slightly higher than its peer average and a net expense ratio that was higher that its peer average. In the case of the AMT-Free Fund, the higher relative expense ratio was generally due to certain limitations with the peer group. Further, the Board noted that the AMT-Free Fund acquired several Nuveen funds in March 2013 and that it was anticipated that its total management fees and expenses would decline as a result thereof.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

2. Comparisons with the Fees of Other Clients
The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among

112	Nuveen Investments

other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

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Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper New York Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

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■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	117

Notes

118	Nuveen Investments

Additional Fund Information

Board of Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	Ernst & Young LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60606	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NNY	NYV	NNP	NAN	NXK	NRK
Common shares repurchased	—	—	—	—	—	—

Nuveen Investments	119

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-A-0913D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New York AMT-Free Municipal Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
September 30, 2013	$22,250	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

September 30, 2012	$21,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
September 30, 2013	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
September 30, 2012	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
September 30, 2013	$ 0	$ 0	$ 0	$ 0
September 30, 2012	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Scott R. Romans	Nuveen New York AMT-Free Municipal Income Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Scott R. Romans	Registered Investment Company	21	$6.79 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$1.46 million
*	Assets are as of September 30, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of September 30, 2013, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Scott R. Romans	Nuveen New York AMT-Free Municipal Income Fund	$0	$0

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds.  Currently, he manages investments for 22 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York AMT-Free Municipal Income Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 5, 2013